UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100
Denver, CO 80203
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
 (Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Report to Stockholders.

Stone Harbor
Investment Partners

November 30, 2016

Semi-Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Table of Contents

Shareholder Letter	2
Disclosure of Fund Expenses	10
Summaries of Portfolio Holdings	11
Growth of $10,000 Investment
Stone Harbor Emerging Markets Debt Fund	14
Stone Harbor High Yield Bond Fund	15
Stone Harbor Local Markets Fund	16
Stone Harbor Emerging Markets Corporate Debt Fund	17
Stone Harbor Investment Grade Fund	18
Stone Harbor Strategic Income Fund	19
Stone Harbor Emerging Markets Debt Allocation Fund	20
Statements of Investments
Stone Harbor Emerging Markets Debt Fund	21
Stone Harbor High Yield Bond Fund	32
Stone Harbor Local Markets Fund	41
Stone Harbor Emerging Markets Corporate Debt Fund	46
Stone Harbor Investment Grade Fund	51
Stone Harbor Strategic Income Fund	57
Stone Harbor Emerging Markets Debt Allocation Fund	59
Statements of Assets & Liabilities	60
Statements of Operations	62
Statements of Changes in Net Assets	64
Financial Highlights
Stone Harbor Emerging Markets Debt Fund	68
Stone Harbor High Yield Bond Fund	69
Stone Harbor Local Markets Fund	70
Stone Harbor Emerging Markets Corporate Debt Fund	71
Stone Harbor Investment Grade Fund	72
Stone Harbor Strategic Income Fund	73
Stone Harbor Emerging Markets Debt Allocation Fund	74
Notes to Financial Statements	75
Additional Information	97
Trustees & Officers	99

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	1

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2016 (Unaudited)

Dear Shareholder,

The six month period ended November 30, 2016 was a good one for credit markets. The global credit markets continued the broad-based recovery that began in early 2016 triggered by an improving US economy, an accommodative US Federal Reserve (“Fed”), continued European Central Bank (“ECB”) monetary stimulus, and rising commodity prices. Investor support for credit markets was temporarily interrupted by two key events -- the surprise results of the UK referendum on European Union membership (“BREXIT”), which proved to be a source of short term volatility, and the US presidential election, which may have more lasting implications. For investors, the search for yield remained a focal point in the abnormally low interest rate environment and consequently, lower quality credits outperformed high quality credits.

One of the key factors impacting credit markets over the six month period was interest rate volatility. From historically low levels of 1.36% in July, the US Treasury 10 year bond yield ended the period at 2.38%. Developed market monetary policy was an investor focus as central banks continued to be extremely accommodative. Following the election of Donald Trump, attention shifted to the likely path of US fiscal policy and its implications for US growth. Investors also focused on Trump’s protectionist campaign rhetoric to conclude that emerging markets would be disadvantaged by policies that curtail international trade. These factors impacted market returns negatively during November, but that short term volatility has declined and credit markets have rebounded after the close of the six month period.

As we look ahead to the next six months, we expect the markets will be keenly focused on the policies of the Trump administration, particularly on potential trade restrictions and the implementation of fiscal stimulus and tax cuts. These policies will have direct impact on the level of US growth, the strength of the USD, the level of interest rates, and the path of commodities prices. We expect that credit markets will deal with periods of short term volatility in upcoming months as details of these policies begin to emerge.

At Stone Harbor Investment Partners LP (“Stone Harbor”), we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

Market Review: Emerging Markets Debt

Emerging market (“EM”) debt total returns were positive in aggregate for the reporting period. U.S. dollar-denominated sovereign debt, as represented by the J.P. Morgan Emerging Markets Bond Index Global Diversified (“JP Morgan EMBI Global Diversified”), returned 1.87%. Local currency debt, as represented by the J.P. Morgan Global Bond Index – Emerging Markets Global Diversified (“JP Morgan GBI EM Global Diversified”), posted a return of 0.23% US dollar-denominated corporate bonds were up 2.73%, according to the J.P. Morgan Corporate Emerging Market Bond Index – Broad Diversified (“JP Morgan CEMBI Broad Diversified”).

In our view, several factors supported emerging market debt performance, particularly prior to October. A pickup in economic activity in several large emerging market countries has allowed emerging markets (“EM”) growth to outpace developed country growth for the first time since 2010. The EM-developed markets growth differential is, in our view, the most important driver of long term returns in EM debt. Better performance of the Chinese economy, compared to last year and recovery from recessions in Argentina, Brazil and Russia have contributed to this cyclical growth rebound.

Political change has also been a strong tailwind for emerging markets in this period, particularly in Latin America. As an example, Brazil’s legislators impeached President Dilma Rousseff in August allowing for significant leadership changes, which we believe have led to improved policy-making at the Central Bank and at the Ministry of Finance. Efforts to improve Argentina’s relationship with creditors by the new administration of President Mauricio Macri have paid dividends in providing the country with deep access to capital to finance new growth-oriented policies.

Finally, higher commodity prices, partly as a consequence of China’s economic resilience and also due to efforts by oil producing countries to reduce production levels, have provided broad support for many EM exporters’ fiscal revenues. Together, each of these factors, combined with the higher yield levels on debt from EMs relative to developed markets, have led to positive returns on EM debt during the period.

Nevertheless, EM debt returns confronted turbulence both before and after the US presidential election. All three sectors of the market – sovereign, corporate and local currency – posted negative returns in October and November. Three areas of uncertainty played central roles in this result: the potential of a stronger US dollar, higher core interest rates and future US trade policies that may reflect the protectionist language that Donald Trump used in his campaign. As of this writing, we expect market volatility to continue until US trade policies become clearer and maintain a constructive view on the economic and political outlooks of many EM countries.

2	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2016 (Unaudited)

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund” or “portfolio”) for the 6 month period ended November 30, 2016 was 2.99% (net of expenses) and 3.34% (gross of expenses). This performance compares to a benchmark return of 1.87% for the JP Morgan EMBI Global Diversified. For the period, external sovereign bond credit spreads over comparable maturity US Treasury securities tightened by 36 basis points, ending the period at 361 basis points.

The Fund outperformed its benchmark primarily as a result of country selection and issue selection decisions. Treasury attribution also enhanced performance during the period. The largest positive contributors to relative performance included an overweight and issue selection in El Salvador, and underweights in Lebanon and the Philippines. In El Salvador, hard currency bonds benefitted from expectations for a new Standby Agreement with the International Monetary Fund (“IMF”) in the early part of the review period. We added Lebanon in August and moved from an underweight to neutral relative to benchmark after a sharp sell-off in Lebanese bonds. Our underweight in the Philippines was a positive contributor as low beta credits underperformed, particularly during the third quarter 2016.

Other positive contributors included overweights in Azerbaijan, Ghana, Indonesia, and Venezuela and exposure to oil-related, off benchmark hard currency corporate debt. In each case, country returns were supported by the stabilization and rise of international oil prices. The Fund also held underweight exposure in several Asia bond markets, including China, Malaysia, and the Philippines. This positioning enhanced relative performance as these low-beta credits underperformed the benchmark.

The top detractors from performance included overweights in Argentina and Mexico, and issue selection in Venezuela. Mexican bonds had one of the lowest country returns for the period amid uncertainties surrounding US trade policies. We maintained the overweight based on our view that Mexico’s growth-oriented policies and institutional strength will support credit spread compression over time. Our overweight in Argentina reflected our view that the country’s investments in infrastructure, agriculture, and energy will lead to a rebound in economic activity. We also expect an ongoing tax amnesty to return capital to the country, which now has access to global bond markets for new financing. The total return of Venezuela’s sub index was 31.8% during the period. The main driver of this performance was a bond exchange that allowed Petroleos de Venezuela, SA to extend its maturity schedule, which reduced the near-term default risk of the company and led to strong performance of short-dated bonds. While we continue to believe that Venezuela has the willingness and ability to repay its debts, its cash flows are tight and we have preferred to hold most of our position in lower dollar-priced, longer duration bonds.

Another detractor from performance was an underweight and issue selection in Kazakhstan. The Fund’s underweight positioning detracted from performance as oil prices rallied particularly during the third quarter. Underweights in Peru and South Africa also detracted from relative returns.

The largest relative exposure changes during the review period included adding to the Fund’s positions in Argentina and Brazil, where we see country credit developments supported by attractive valuations. In Brazil, we believe the impeachment in August of former President Dilma Rousseff has reduced political risks and improved chances for fiscal reform. We also believe rising consumer and business confidence is indicative of a recovery ahead. On the other hand, we reduced positions in El Salvador, Kazakhstan, and Zambia. At the end of the period, the Fund’s sensitivity to US Treasury interest rate movements was lower than that of the Fund’s benchmark.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk, as well as to more efficiently gain exposure to certain positions. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $24 thousand. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $3.3 million and $5.5 million in unrealized appreciation for an increase in operations of $8.8 million.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund” or “portfolio”) for the 6 month period ended November 31, 2016 was -0.26% (net of expenses) and 0.18% (gross of expenses). This performance compares to a benchmark return of 0.23% for the GBI-EM Global Diversified. Duration positioning and issue selection decisions accounted for the underperformance. The top performers for the period at the index level were South Africa (+19.49), Brazil (+16.32) and Colombia (+8.46); the bottom performers were Nigeria (-38.41%), Turkey (-13.25%), and Mexico (-12.32%).

The largest source of the Fund’s underperformance was our positioning in Mexico, where we held overweights in the peso and in duration. While our fundamental analysis lead us to believe that the Mexican peso is a highly undervalued currency, external circumstances related to economic growth in the US, as well as the uncertainty regarding the trade policies of the next US president, have continued to exert a negative influence in the Mexican currency, causing it to be one of the bottom performers for the review period.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	3

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2016 (Unaudited)

Other detractors included our positioning in Poland and Indonesia. Though we reduced exposure to the Polish zloty over the review period, we maintained a currency overweight on average to partially offset our underweight in the Hungarian forint. This positioning underperformed as the euro rallied by nearly 5% relative to the US dollar. Our overweight in Polish duration also detracted from relative performance. While the performances of our duration and foreign exchange (“FX”) overweights in Indonesia offset each other, local taxes and other friction costs were the primary drivers of underperformance in the country.

Nevertheless, several positions enhanced excess returns. An overweight position in Brazil’s local currency markets was the largest positive contributor to performance as Brazil’s real and local bonds benefitted from improved policy-making under a new administration. FX underweights in Hungary and Turkey also contributed positively to performance. In Hungary, weakness of the euro led to depreciation of the forint. The Turkish lira declined and remained weak following a failed coup attempt and the subsequent concentration of power with Turkey’s president Recep Tayyip Erdogan. Rating agencies downgraded Turkey’s credit rating to below investment grade during the period. Finally, FX overweights in Argentina, Colombia, Indonesia, Russia, and South Africa were positive for Fund performance.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk, as well as to more efficiently gain exposure to certain positions. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately ($928) thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $16 million and $2.8 million in unrealized appreciation, for a decrease in operations of $13.2 million.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund” or “portfolio”) for the 6 month period ended November 30, 2016 was 2.34% (net of expenses) and 2.84% (gross of expenses). This performance compares to a benchmark return of 2.73% for the JP Morgan CEMBI Broad Diversified. The index spread over comparable maturity US Treasury securities tightened by 64 basis points, ending the period at 326 basis points. The high yield sub-sector outperformed, returning 5.77%, while the investment grade sector returned 0.86%. Contributions to the index total return from each of the major EM regions (i.e., Africa, Asia, Eastern Europe, Latin America, and the Middle East) were positive with Africa and Latin American generating the strongest returns, followed by Europe. Specific top country performers included Zambia (+26.46%), Ghana (+15.54%), and Brazil (+11.66%); the bottom performers included Czech Republic (-2.48%), Turkey (-1.04%), and South Korea (-0.53%). The positive performance of the EM corporate sector was driven primarily by improving commodity prices and several positive company developments.

The Fund outperformed its benchmark due to both issue selection decisions and country and regional exposures. From a regional perspective, corporate credits from Latin America and Asia positively impacted relative performance. Overweight exposures and issue selection in Colombia, Mexico, and Peru, as well as positive issue selection in Chile were the top contributors to performance in Latin America. In Asia, positive issue selection in India, Malaysia, and Thailand enhanced relative performance, as did an overweight exposure in Indonesia and an underweight to South Korea. In Indonesia, the Fund’s country overweight contributed to excess returns led by strong performances of energy and mining companies, during the third quarter, while issue selection detracted. The Fund’s positioning in India also enhanced relative returns from positive credit selection.

In Central Europe, Middle East, Africa region, an overweight exposure and positive issue selection in Kazakhstan, and an underweight exposure and issue selection in Israel, enhanced performance. The Fund’s exposure to corporate debt in Kazakhstan enhanced relative returns as oil rallied on renewed optimism surrounding the September meeting of oil exporting nations in Algiers. From an industry perspective, issue selection in the Wireless Telecommunications and Wirelines sector enhanced relative returns, as well as overweight exposures to Exploration & Production and Metals/Mining/Steel industries. An underweight exposure to Banking was also a positive contributor to excess returns.

The largest detractors from performance included an underweight exposure (for partial period) and issue selection in Brazil and issue selection in Indonesia. Brazilian corporates performed well during the period, supported by strong performance from Petrobras securities, which benefited from the company’s tender offer for several of its shorter maturity bonds at the start of the period. And as Brazilian corporates continued to be one of the top contributors to the index’s overall return throughout much of the period, the Fund’s positioning detracted from relative returns. Issue selection in Russia and Turkey also detracted from relative returns. In Russia, while the Fund’s overweight exposure to Russian corporates enhanced returns, the decision to limit exposure to Russia’s sanctioned banking sector detracted from excess returns. Issue selection in the Indonesian banking sector also detracted from returns. In terms of the Fund’s exposure in Turkey, while issue selection detracted, an underweight enhanced relative returns on the back of credit ratings downgrades in both the sovereign debt and local currency debt markets. Turkish banks continued to suffer at the end of the period as concerns over the weakness of the lira, which depreciated by over 13% relative to the US dollar in November, outweighed the positive impact of steeper yield curves and the Turkish banking sector’s management of foreign liabilities. Issue selection in Banking and Metals/Mining/Steel and overweights in Wireless and Wireline detracted from performance during the period.

4	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2016 (Unaudited)

At the end of the reporting period, the Fund was overweight Latin America and underweight Asia, Europe, Middle East, and Africa based on our relative value assessment. While we reduced exposure in Latin America and particularly in Brazil during much of the period, we reversed this position to a marginal overweight position by the end of the period. At the same time, we added exposure in some of the countries where we have held underweights, increasing active risks in China and India among other smaller position changes in smaller countries. After reducing risk prior to the US election, we are looking for tactical relative value opportunities as certain credits are repricing beyond the fundamental changes in the outlook, in our view. Our medium-term outlook remains constructive given the adjustment in valuations and our positive fundamental outlook.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk, as well as to more efficiently gain exposure to certain positions. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately ($5) thousand. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $46 thousand and $9 thousand in unrealized depreciation, for an increase in operations of $37 thousand.

Stone Harbor Emerging Markets Debt Allocation Fund

The Stone Harbor Emerging Markets Debt Allocation Fund’s (the “Fund” or “portfolio”) performance for the 6 month period ended November 30, 2016 was 0.90% (net of expenses) and 1.33% (gross of expenses). This compares to a blended benchmark (50% JP Morgan EMBI Global Diversified / 50% JP Morgan GBI-EM Global Diversified) return of 1.07%. At the close of the reporting period, the Fund allocated approximately 52.2% to local currency debt, 43.4% to external sovereign debt, and 2.5% to hard currency corporate debt, with cash representing 1.9% of the Fund. The Fund’s asset allocation mix varied throughout the review period, driven by tactical asset allocation decisions based on portfolio management’s assessment of relative value opportunities and global market risks. In August and September, we shifted the sector allocation to a small overweight in local currency, adding selectively through currency exposure in several countries where we saw attractive valuations and carry within the low interest rate environment. The Fund remained overweight local currency and interest rate exposure relative to benchmark throughout the remainder of the review period. Tactical asset allocation decisions detracted from the Fund’s performance relative to benchmark.

During the period, the hard currency sovereign debt allocation enhanced returns, while the portfolio’s local currency debt allocation detracted from excess returns. Out-of-benchmark allocations to US dollar-denominated corporate debt, particularly in Latin America, enhanced relative performance. US Treasury attribution, a measure that accounts for returns not already detailed, and miscellaneous differences, which represent pricing differences among other factors, also enhanced relative returns.

Within the hard currency sovereign debt allocation, an overweight and issue selection in El Salvador, and underweights in Lebanon and the Philippines were the largest positive contributors to relative performance. In El Salvador, hard currency bonds benefitted from expectations for a new Standby Agreement with the IMF in the early part of the review period. We added Lebanon in August and moved from an underweight to neutral relative to benchmark after a sharp sell-off in Lebanese bonds. Our underweight in the Philippines was a positive contributor as low beta credits underperformed, particularly during the third quarter 2016.

Other positive contributors included overweights in Azerbaijan, Ghana, and Venezuela. In each case, country returns were supported by the stabilization and rise of international oil prices. The Fund also held underweight exposure in several Asia bond markets, including China, Malaysia, and the Philippines. This positioning enhanced relative performance as these low-beta credits underperformed the benchmark. Issue selection decisions in Argentina, Indonesia, South Africa, and Sri Lanka also enhanced relative returns.

The top detractors from performance included overweights in Argentina and Mexico, and issue selection in Venezuela. Mexican bonds had one of the lowest country returns for the period amid uncertainties surrounding US trade policies. We maintained the overweight based on our view that Mexico’s growth-oriented policies and institutional strength will support credit spread compression over time. Our overweight in Argentina reflected our view that the country’s investments in infrastructure, agriculture, and energy will lead to a rebound in economic activity. We also expect an ongoing tax amnesty to return capital to the country, which now has access to global bond markets for new financing. The total return of Venezuela’s sub index was 31.8% during the period. The main driver of this performance was a bond exchange that allowed Petroleos de Venezuela, SA to extend its maturity schedule, which reduced the near-term default risk of the company and led to strong performance of short-dated bonds. While we continue to believe that Venezuela has the willingness and ability to repay its debts, its cash flows are tight and we have preferred to hold most of our position in lower dollar-priced, longer duration bonds.

Another detractor from performance was an underweight and issue selection in Kazakhstan. The Fund’s underweight positioning detracted from performance as oil prices rallied particularly during the third quarter. Underweights in Peru and South Africa also detracted from relative returns.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	5

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2016 (Unaudited)

Within the local currency debt allocation, an overweight position in Brazil’s local currency markets was the largest positive contributor to performance as Brazil’s real and local bonds benefitted from improved policy-making under a new administration. FX underweights in Hungary and Turkey also contributed positively to performance. In Hungary, weakness of the Euro led to depreciation of the Forint. The Turkish lira declined and remained weak following a failed coup attempt and the subsequent concentration of power with Turkey’s president Recep Tayyip Erdogan. Rating agencies downgraded Turkey’s credit rating to below investment grade during the period. Issue selection decisions in Mexico and South Arica also enhanced excess returns

The top detractor within the local currency debt allocation was our positioning in Mexico, where we held overweights in the peso and in duration. While our fundamental analysis leads us to believe that the Mexican peso is a highly undervalued currency, external circumstances related to economic growth in the US, as well as the uncertainty regarding the trade policies of the next US president, have continued to exert a negative influence in the Mexican currency, causing it to be one of the bottom performers for the review period. An underweight in the South African rand also detracted from performance, as did issue selection in Hungarian forint and the Turkish lira.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk, as well as to more efficiently gain exposure to certain positions. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund did not have exposure to these derivatives. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $196 thousand and $21 thousand in unrealized appreciation, for an decrease in operations of $175 thousand.

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund (the “Fund” or “portfolio”) return for the 6 months ended November 30, 2016 was 4.69% (net of expenses) and 5.02% (gross of expenses). This compares to a benchmark return of 6.53% for the Citigroup High Yield Market Capped Index.

During the period, high yield market performance was driven by rising commodity prices, accommodative global monetary policies, and the result of the US presidential and congressional elections. Despite periods of oil price volatility, the commodities sectors performed well on signs of improving global growth, combined with expectations of a cut in Organization of the Petroleum Exporting Countries (“OPEC”) production. For investors, the search for yield continued in the negative interest rate environment, spurred by ongoing accommodative central bank policies globally. The US elections resulted in one party control of the Legislative and the Executive branches of government, which allows greater possibility that policy changes could be enacted. Therefore by the end of the period, Treasury yields increased as the market participants readjusted their views on US economic growth, higher inflation and the pace of Federal Reserve hikes.

High yield issuance increased from the same period last year. Refinancing was the primary use of proceeds. Although retail flows were negative for the period, they were substantially better than the prior year period. Increased allocations from insurance companies, institutional investors, and asset allocation portfolios put upward technical pressure on the market throughout the period. High yield spreads, as represented by the Citigroup High Yield Market Capped Index, tightened 114 basis points to end the period at 483 basis points. The average yield declined from 7.28% to 6.63%.

Top performing sectors for the period included Metals/Mining/Steel, which benefitted from an increase in commodity prices and Energy, as oil prices stabilized. The bottom performers included Pharmaceuticals, due to investigations regarding the pricing of drugs, and Healthcare, driven by the potential for the repeal and replacement of the Affordable Care Act. These were also the only two sectors with negative returns for the period. Positive market technicals and higher investor risk appetite drove CCC-rated bonds to significantly outperform both BB-rated and B-rated securities, according to the Citigroup High Yield Market Capped Index. Longer duration securities outperformed shorter duration bonds.

The Fund underperformed the benchmark for the six month period due to negative industry and issue attribution. Our decision to defensively position the portfolio, including the decision to underweight the Energy and Metals/Mining/Steel industry segments of the market, detracted from relative performance. This was modestly offset by underweights to the Banking and Services industries and an overweight to the Telecommunications industry. Our defensive positioning through the portfolio’s exposure to the bank loans sector and cash also detracted from performance.

From a credit quality perspective, the Fund’s higher quality bias hurt performance as the portfolio was underweight the CCC-rated sector. Our positioning in the Utilities sector and higher quality holdings in the Chemicals sector also detracted from relative returns as lower rated issuers significantly outperformed. This performance was partially offset by positive security selection in the Energy sector.

6	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2016 (Unaudited)

Recent election results could lead to potential changes in U.S. policy that could have implications for the global economy, the U.S. markets and many industries. For many high yield issuers, these developments as well as OPEC’s altered view on production cuts, could extend the credit cycle. Access to capital is plentiful, especially with the acceleration in the equity market. We remain cautious regarding the outlook for high yield as much of the potential positives appear to be reflected in the market at current valuations. However, we understand that for some industry sectors and for highly leveraged corporate issuers, large changes in policy, if enacted, could be very meaningful.

During the period, we decreased our exposure to leveraged loans and reduced our underweight in the BB sector. On the other hand, we continue to be overweight B-rated bonds due to attractive valuations. Our industry overweights included Building Products, Cable/Media, and Telecommunications, while our underweights included Finance, Services, and Energy sectors at period end.

The Fund uses various derivative instruments to implement its strategies, as well as to more efficiently gain exposure to certain positions. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $5 thousand. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $405 thousand and $93 thousand in unrealized depreciation, for an increase in operations of $312 thousand.

Stone Harbor Investment Grade Fund

The total return of the Stone Harbor Investment Grade Fund (the “Fund” or “portfolio”) for the 6 months ended November 30, 2016 was -0.59% (net of expenses) and -0.34% (gross of expenses). This performance compares to a benchmark return of -0.92% for the Bloomberg Barclays US Aggregate Index. The Fund’s outperformance is primarily attributable to sector weighting and security selection decisions in investment grade corporate and government bonds. Asset allocation effects accounted for approximately half of the outperformance, with an overweight to corporates and an underweight to Governments serving as the primary driver. The remaining excess returns were attributable to investment grade corporate security selection, particularly within the energy sector.

The past six months was marked by two startling political surprises; these two events, were they to occur, were forecast to cause turmoil in the markets. Both surprises occurred, but did not cause market turmoil.

In late June, the British voted to exit the EU to the surprise of both commentators and combatants alike. A vote to leave, however, is not the same as leaving and it soon became apparent that those who had argued to leave did not have an immediately implementable plan. It became evident that triggering leaving negotiations would take some time (now expected in late March 2017) and that the two year period subsequent to that was likely to be fully utilised in order to finalize the terms of exit. While we believe this uncertainty is likely to prove destabilizing for investment plans, the lack of any change in circumstances for some meant that business would largely carry on as before. With this in mind, the markets shifted from a very brief stage of caution back to a focus on improving growth fundamentals.

Global measures of economic surprises had picked up in March but in many respects had largely gone unnoticed by markets more intent on focusing on political concern. US 10-year yields reached their low of the year just a few days after the referendum vote. By the time of the referendum vote economic surprise indices had turned positive in the Eurozone, the UK and Japan. Through July US data also took a resounding turn for the better with economic surprise indices turning positive. Credit markets responded positively and built on their gains between February and April but at a measured pace. US Treasury yields started to rise but by the end of November had still only risen to levels seen in late May.

November saw the surprise election of Donald Trump to the US Presidency. Markets’ fears prior to the election had focused on concerns that trade issues might constrain global growth. However, with the success of the Republicans in both houses, market focus turned to the potential of a fiscal boost (infrastructure and military spending increases combined with tax cuts) with many commentators pushing growth forecasts for 2017 and 2018 higher. At the same juncture, renewed strength in the US labor markets became evident and pointed to the likelihood of a rise in the Federal Funds rate in early December. Ten-year US Yields rose sharply ending November at 2.39% compared to 1.84% at end May. Over the same six months, US investment Grade Corporate spreads tightened 20 bps, US High Yield Corporate spreads tightened 111 bps and EMD tightened 23 bps. EM local currency bonds markets were broadly flat in USD terms over the same period.

Looking forward, we believe the key issue for the Treasury market is likely to be the extent to which the Federal Reserve does or does not deliver further interest rate hikes in 2017. The market is priced consistent with between one and two hikes. For the Federal Reserve to push beyond this it would likely need to see further labor market tightening, in our view. Current economic momentum is positive but we think the Fed is likely to move slowly unless the economy accelerates or it becomes clear that fiscal policy will become significantly more supportive of the economy.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	7

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2016 (Unaudited)

Credit spreads appear to be on the tighter side of fair value but not necessarily excessively so. On a positive note, we expect deregulation may lead to renewed bouts of credit supportive Merger & Acquisition (“M&A”) activity. We also believe fiscal expansion and especially lower corporation taxes may be positive. Against this, we think trade tensions and potential tax reform may create greater disparity between winners and losers. As ever, rising Treasury yields should give rise to some caution. Overall, we remain modestly biased towards caution.

Across asset classes we see a potential for out-performance in EM following a period of noticeable underperformance. Expectations of a domestic fiscal boost are high as are fears of an imminent trade war. A little like Brexit, we think the outcome is likely to be somewhat more prosaic than currently expected. The domestic political agenda will have to pass through deficit hawks and we believe threats of trade sanctions are likely, in reality, precursors to renewed trade discussions in the near term. This should provide an opportunity for markets to increasingly reconcile the outlook for EM with a broadly stronger global growth environment, in our view.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk, as well as to more efficiently gain exposure to certain positions. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund did not have exposure to these derivatives.

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund” or “portfolio”) for the 6 month period ending November 30, 2016 was 2.28% (net of expenses) and 2.63% (gross of expenses). This performance compares to a benchmark return of 1.47% for the Bloomberg Barclays Global Credit Index (Hedged into USD). The Fund outperformed its benchmark as a result of certain asset allocation, duration and individual credit decisions. During the period the Fund was overweight both the High Yield and Emerging Debt sectors relative to the index, which drove a significant portion of the positive contribution from asset allocation. The Fund also maintained short duration positions in both the US and non-US developed markets during the six month period which contributed negatively. Within individual portfolio sectors, The Fund experienced outperformance in Investment Grade, Global Rates & Currencies, and Emerging Debt while underperforming within the High Yield component.

The past six months was marked by two startling political surprises; these two events, were they to occur, were forecast to cause turmoil in the markets. Both surprises occurred, but did not cause market turmoil.

In late June, the British voted to exit the EU to the surprise of both commentators and combatants alike. A vote to leave, however, is not the same as leaving and it soon became apparent that those who had argued to leave did not have an immediately implementable plan. It became evident that triggering leaving negotiations would take some time (now expected in late March 2017) and that the two year period subsequent to that was likely to be fully utilized in order to finalize the terms of exit. While we believe this uncertainty is likely to prove destabilizing for investment plans, the lack of any change in circumstances for some meant that business would largely carry on as before. With this in mind, the markets shifted from a very brief stage of caution back to a focus on improving growth fundamentals.

Global measures of economic surprises had picked up in March but in many respects had largely gone unnoticed by markets more intent on focusing on political concern. US 10-year yields reached their low of the year just a few days after the referendum vote. By the time of the referendum vote economic surprise indices had turned positive in the Eurozone, the UK and Japan. Through July US data also took a resounding turn for the better with economic surprise indices turning positive. Credit markets responded positively and built on their gains between February and April but at a measured pace. US Treasury yields started to rise but by the end of November had still only risen to levels seen in late May.

November saw the surprise election of Donald Trump to the US Presidency. Markets’ fears prior to the election had focused on concerns that trade issues might constrain global growth. However, with the success of the Republicans in both houses, market focus turned to the potential of a fiscal boost (infrastructure and military spending increases combined with tax cuts) with many commentators pushing growth forecasts for 2017 and 2018 higher. At the same juncture, renewed strength in the US labor markets became evident and pointed to the likelihood of a rise in the Federal Funds rate in early December. Ten-year US Yields rose sharply ending November at 2.39% compared to 1.84% at end May. Over the same six months, US investment Grade Corporate spreads tightened 20 bps, US High Yield Corporate spreads tightened 111 bps and EMD tightened 23 bps. EM local currency bonds markets were broadly flat in USD terms over the same period.

Looking forward, we believe the key issue for the Treasury market is likely to be the extent to which the Federal Reserve does or does not deliver further interest rate hikes in 2017. The market is priced consistent with between one and two hikes. For the Federal Reserve to push beyond this it would likely need to see further labor market tightening, in our view. Current economic momentum is positive but we think the Fed is likely to move slowly unless the economy accelerates or it becomes clear that fiscal policy will become significantly more supportive of the economy.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2016 (Unaudited)

Credit spreads appear to be on the tighter side of fair value but not necessarily excessively so. On a positive note, we expect deregulation may lead to renewed bouts of credit supportive M&A activity. We also believe fiscal expansion and especially lower corporation taxes may be positive. Against this, we think trade tensions and potential tax reform may create greater disparity between winners and losers. As ever, rising Treasury yields should give rise to some caution. Overall, we remain modestly biased towards caution.

Across asset classes we see a potential for out-performance in EM following a period of noticeable underperformance. Expectations of a domestic fiscal boost are high as are fears of an imminent trade war. A little like Brexit, we think the outcome is likely to be somewhat more prosaic than currently expected. The domestic political agenda will have to pass through deficit hawks and we believe threats of trade sanctions are likely, in reality, precursors to renewed trade discussions in the near term. This should provide an opportunity for markets to increasingly reconcile the outlook for EM with a broadly stronger global growth environment, in our view.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk, as well as to more efficiently gain exposure to certain positions. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $181 thousand. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $290 thousand and $147 thousand in unrealized depreciation, for an increase in operations of $143 thousand.

Sincerely,

Thomas K. Flanagan
Chairman of the Board of Trustees

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	9

Stone Harbor Investment Funds	Disclosure of Fund Expenses

November 30, 2016 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2016 and held until November 30, 2016.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	2.99%	$1,000.00	$1,029.90	0.69%	$3.51
STONE HARBOR HIGH YIELD BOND FUND	4.69	1,000.00	1,046.90	0.65	3.34
STONE HARBOR LOCAL MARKETS FUND	-0.26	1,000.00	997.40	0.88	4.41
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	2.34	1,000.00	1,023.40	1.00	5.07
STONE HARBOR INVESTMENT GRADE FUND	-0.59	1,000.00	994.10	0.50	2.50
STONE HARBOR STRATEGIC INCOME FUND	2.28	1,000.00	1,022.80	0.12	0.61
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	0.90	1,000.00	1,009.00	0.06	0.30
BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$1,000.00	$1,021.61	0.69%	$3.50
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.81	0.65	3.29
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,020.66	0.88	4.46
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,020.05	1.00	5.06
STONE HARBOR INVESTMENT GRADE FUND	5.00	1,000.00	1,022.56	0.50	2.54
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,024.47	0.12	0.61
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,024.77	0.06	0.30

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(2)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365. Note this expense example is typically based on a six-month period.

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2016 (Unaudited)

Under SEC Rules, all funds are required to include in their annual and semi‐annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets, are provided in compliance with such requirements.

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown(1)%
Mexico	8.55%
Argentina	8.05%
Brazil	7.77%
Indonesia	4.75%
Ukraine	4.23%
Turkey	3.74%
Colombia	2.98%
Dominican Republic	2.83%
Venezuela	2.73%
Azerbaijan	2.71%
Hungary	2.67%
Lebanon	2.58%
Russia	2.41%
Chile	2.39%
South Africa	2.29%
Panama	2.24%
Costa Rica	2.19%
Uruguay	2.05%
Croatia	2.02%
Poland	1.94%
Sri Lanka	1.81%
China	1.79%
Peru	1.79%
Malaysia	1.73%
Ivory Coast	1.60%
Kazakhstan	1.37%
Serbia	1.26%
Ghana	1.15%
El Salvador	1.05%
Philippines	0.98%
Gabon	0.85%
Egypt	0.74%
Ecuador	0.73%
Iraq	0.73%
Jamaica	0.68%
Romania	0.64%
Kenya	0.58%
Namibia	0.51%
Angola	0.46%
Paraguay	0.37%
Nigeria	0.36%
Oman	0.33%
Bahrain	0.30%
Georgia	0.28%
Zambia	0.27%
Montenegro	0.24%
Suriname	0.22%
Macau	0.20%
Trinidad	0.20%
India	0.19%
Ethiopia	0.18%
Morocco	0.15%
Kuwait	0.13%
Cameroon	0.12%
Jordan	0.10%
Lithuania	0.10%
Total	95.31%
Short Term Investments	4.03%
Other Assets in Excess of Liabilities	0.66%
Total Net Assets	100.00%
STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	%
Media Cable	9.47%
Exploration & Production	8.34%
Electric	5.97%
Healthcare	5.83%
Wireless	5.04%
Technology	4.88%
Wirelines	4.80%
Building Products	4.79%
Media Other	4.66%
Chemicals	4.23%
Industrial Other	3.96%
Containers/Packaging	3.92%
Metals/Mining/Steel	3.66%
Food & Beverage	3.43%
Retail Non Food/Drug	2.88%
Gaming	2.58%
Pharmaceuticals	2.27%
Automotive	2.26%
Paper/Forest Products	2.26%
Consumer Products	2.25%
Drillers/Services	1.67%
Retail Food/Drug	1.46%
Leisure	1.27%
Diversified Manufacturing	1.10%
Home Builders	0.70%
Transportation Non Air/Rail	0.60%
Financial Other	0.47%
Textile /Apparel	0.45%
Lodging	0.43%
Restaurants	0.42%
Aerospace /Defense	0.30%
Total	96.35%
Short Term Investments	3.02%
Other Assets in Excess of Liabilities	0.63%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	11

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2016 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown(1)%
Brazil	16.17%
South Africa	11.09%
Indonesia	10.63%
Malaysia	7.98%
Colombia	7.26%
Russia	4.88%
Poland	4.78%
Mexico	4.73%
Turkey	4.66%
Thailand	3.63%
Romania	1.64%
Argentina	1.44%
Peru	0.16%
Total	82.35%
Short Term Investments	0.92%
Other Assets in Excess of Liabilities	16.73%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.
STONE EMERGING MARKETS CORPORATE DEBT FUND
Country Breakdown(1)%
Brazil	7.84%
India	7.55%
China	7.37%
Russia	7.05%
Mexico	6.57%
United Arab Emirates	5.40%
Turkey	4.77%
Colombia	4.61%
Hong Kong	4.29%
Chile	4.20%
Thailand	3.77%
Indonesia	3.38%
South Korea	3.21%
Peru	3.20%
Macau	2.46%
Morocco	2.36%
Argentina	2.32%
Israel	2.17%
Guatemala	1.85%
Jamaica	1.84%
Angola	1.79%
Kuwait	1.75%
Malaysia	1.39%
Singapore	1.38%
Kazakhstan	1.31%
Algeria	1.00%
South Africa	0.96%
Philippines	0.74%
Qatar	0.65%
Total	97.18%
Short Term Investments	1.77%
Other Assets in Excess of Liabilities	1.05%
Total Net Assets	100.00%

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2016 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND
Industry Breakdown	%
U.S. Treasury Bonds/Notes	18.51%
U.S. Government Agency Mortgage Backed	18.33%
Asset Backed/Commercial Mortgage Backed	13.61%
Banking	8.67%
Electric	4.32%
Gas Pipelines	2.76%
Real Estate Investment Trust (REITs)	2.17%
Food and Beverage	1.90%
Pharmaceuticals	1.83%
Technology	1.79%
Automotive	1.55%
Wirelines	1.45%
Media Other	1.43%
Exploration & Production	1.27%
Media Cable	1.18%
Non Captive Finance	0.94%
Transportation Non Air/Rail	0.89%
Retail Food/Drug	0.63%
Chemicals	0.61%
Life Insurance	0.59%
Leisure	0.51%
Metals/Mining/Steel	0.51%
Consumer Products	0.48%
Environmental Services	0.48%
Healthcare	0.48%
Refining	0.47%
Retail Non Food/Drug	0.46%
Drillers/Services	0.32%
Paper/Forest Products	0.32%
Media	0.30%
Wireless	0.30%
Aerospace/Defense	0.16%
Total	89.22%
Short Term Investments	9.90%
Other Assets in Excess of Liabilities	0.88%
Total Net Assets	100.00%
STONE HARBOR STRATEGIC INCOME FUND
%
Stone Harbor Investment Grade Fund	42.18%
Stone Harbor High Yield Bond Fund	35.66%
Stone Harbor Emerging Markets Debt Fund	20.07%
Total	97.91%
Short Term Investments	0.77%
Other Assets in Excess of Liabilities	1.32%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
%
Stone Harbor Local Markets Fund	53.05%
Stone Harbor Emerging Markets Debt Fund	46.86%
Total	99.91%
Short Term Investments	0.01%
Other Assets in Excess of Liabilities	0.08%
Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	13

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2016 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the J.P. Morgan Emerging Markets Bond Index Global Diversified (J.P. Morgan EMBI Global Diversified). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor Emerging Markets Debt Fund	2.99%	9.38%	4.80%	4.31%	6.98%
J.P. Morgan EMBI Global Diversified	1.87%	7.19%	5.90%	5.86%	7.42%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements,  total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2016 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Citigroup High Yield Market Capped Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor High Yield Bond Fund	4.69%	7.87%	2.14%	6.20%	6.29%
Citigroup High Yield Market Capped Index	6.53%	12.07%	3.75%	7.02%	7.37%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements,  total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	15

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2016 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the J.P. Morgan Global Bond Index – Emerging Markets Global Diversified (J.P. Morgan GBI‐EM Global Diversified). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 30, 2010)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor Local Markets Fund	‐0.26%	3.88%	‐6.35%	‐3.91%	‐1.63%
J.P. Morgan GBI‐EM Global Diversified	0.23%	5.52%	‐4.87%	‐1.94%	0.18%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements,  total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2016 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison  of  Change  in  Value  of  $10,000  Investment  in  Stone  Harbor  Emerging  Market  Corporate  Debt  Fund  and  the  J.P.  Morgan  Corporate Emerging Market Bond Index – Broad Diversified (J.P. Morgan CEMBI Broad Diversified). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 1, 2011)

	6 Months	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	2.34%	7.37%	4.61%	5.48%	2.94%
J.P. Morgan CEMBI Broad Diversified	2.73%	7.46%	5.03%	5.93%	4.94%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements,  total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	17

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2016 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Investment Grade Fund and the Bloomberg Barclays U.S. Aggregate Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Months	1 Year	Since Inception
Stone Harbor Investment Grade Fund	‐0.59%	2.60%	2.86%
Bloomberg Barclays U.S. Aggregate Index	‐0.92%	2.17%	2.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements,  total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2016 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Bloomberg Barclays Global Credit Index (Hedged USD). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Months	1 Year	Since Inception
Stone Harbor Strategic Income Fund	2.28%	5.73%	3.15%
Bloomberg Barclays Global Credit Index (Hedged USD)	1.47%	5.43%	4.29%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements,  total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	19

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2016 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the J.P. Morgan EMBI Global Diversified Index TR, J.P. Morgan GBI‐EM Global Diversified Index and the Blend Index (50% J.P. Morgan EMBI Global Diversified Index and 50% J.P. Morgan GBI‐EM Global Diversified Index).  Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, October 20, 2014)

	6 Months	1 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	0.90%	6.05%	‐2.77%
J.P. Morgan EMBI Global Diversified	1.87%	7.19%	3.82%
J.P. Morgan GBI‐EM Global Diversified	0.23%	5.52%	‐7.33%
Blend Index (50% J.P. Morgan EMBI Global Diversified Index and 50% J.P. Morgan GBI‐EM Global Diversified Index)	1.07%	6.46%	‐1.82%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements,  total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
SOVEREIGN DEBT OBLIGATIONS ‐ 70.88%
Angola ‐ 0.46%
Republic of Angola:
		USD	7.00%	08/16/19	2,459,875	$2,460,921	(1)
		USD	9.50%	11/12/25	2,428,000	2,262,592	(1)
		USD	9.50%	11/12/25	2,675,000	2,492,766	(2)
						7,216,279

Argentina ‐ 7.55%
Provincia del Chaco		USD	9.38%	08/18/24	2,000,000	1,895,000	(1)
Republic of Argentina:
		USD	6.88%	04/22/21	838,000	875,710	(1)
		USD	6.88%	04/22/21	1,602,000	1,674,090	(2)
		USD	7.50%	04/22/26	230,000	232,300	(1)
		EUR	7.82%	12/31/33	31,163,880	31,873,014
		EUR	7.82%	12/31/33	44,052,438	45,288,295
		USD	8.28%	12/31/33	12,326,781	12,295,964
		EUR	0.00%	12/15/35	127,931,583	13,287,649	(3)
		EUR	2.26%	12/31/38	7,502,000	4,452,556	(4)
		USD	2.50%	12/31/38	10,510,000	6,240,312	(4)
		USD	7.65%	04/22/46	252,000	239,715	(1)
						118,354,605

Azerbaijan ‐ 2.09%
Republic of Azerbaijan:
		USD	4.75%	03/18/24	1,167,000	1,159,706	(1)
		USD	4.75%	03/18/24	31,779,000	31,580,381	(2)
						32,740,087

Bahrain ‐ 0.30%
Kingdom of Baharain		USD	7.00%	10/12/28	4,664,000	4,710,640	(2)

Brazil ‐ 3.52%
Brazil Minas SPE via State of Minas Gerais:
		USD	5.33%	02/15/28	496,000	472,440	(2)
		USD	5.33%	02/15/28	23,990,000	22,850,475	(1)
Republic of Brazil:
		USD	2.63%	01/05/23	4,232,000	3,766,480
		USD	4.25%	01/07/25	3,768,000	3,549,456
		USD	8.75%	02/04/25	834,000	1,032,075
		USD	6.00%	04/07/26	16,517,000	17,301,558
		USD	5.00%	01/27/45	5,555,000	4,437,056
		USD	5.63%	02/21/47	2,051,000	1,784,370
						55,193,910

Cameroon ‐ 0.12%
Republic of Cameroon		USD	9.50%	11/19/25	1,834,000	1,941,747	(2)

Chile ‐ 0.42%
Republic of Chile:
		USD	3.13%	03/27/25	1,000,000	1,001,250
		USD	3.13%	01/21/26	5,541,000	5,527,147
						6,528,397

Colombia ‐ 2.73%
Bogota Distrio Capital		COP	9.75%	07/26/28	724,000,000	240,772	(1)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Colombia (continued)
Republic of Colombia:
		USD	4.38%	07/12/21	13,792,000	$14,343,680
		USD	4.00%	02/26/24	17,027,000	17,005,716
		USD	4.50%	01/28/26	5,300,000	5,398,050
		USD	10.38%	01/28/33	2,006,000	2,953,835
		USD	7.38%	09/18/37	1,164,000	1,388,070
		USD	5.63%	02/26/44	1,403,000	1,404,754
						42,734,877

Costa Rica ‐ 1.96%
Republic of Costa Rica:
		USD	4.25%	01/26/23	13,058,000	12,046,005	(1)
		USD	4.38%	04/30/25	2,881,000	2,571,292	(2)
		USD	4.38%	04/30/25	4,745,000	4,234,913	(1)
		USD	7.00%	04/04/44	12,809,000	11,880,347	(2)
						30,732,557

Croatia ‐ 2.02%
Croatian Government:
		USD	6.63%	07/14/20	6,726,000	7,317,888	(1)
		USD	6.38%	03/24/21	4,148,000	4,513,024	(2)
		USD	5.50%	04/04/23	10,734,000	11,313,636	(1)
		USD	6.00%	01/26/24	7,887,000	8,549,508	(2)
						31,694,056

Dominican Republic ‐ 2.83%
Dominican Republic:
		USD	9.04%	01/23/18	3,129,148	3,254,313	(1)
		USD	7.50%	05/06/21	16,799,000	18,247,914	(1)
		USD	6.60%	01/28/24	9,856,000	10,311,840	(1)
		USD	5.88%	04/18/24	2,304,000	2,318,400	(2)
		USD	5.50%	01/27/25	3,733,000	3,602,345	(1)
		USD	6.88%	01/29/26	6,392,000	6,663,660	(1)
						44,398,472

Ecuador ‐ 0.33%
Republic of Ecuador:
		USD	10.75%	03/28/22	603,000	631,643	(2)
		USD	7.95%	06/20/24	2,157,000	1,979,047	(2)
		USD	7.95%	06/20/24	2,798,000	2,567,165	(1)
						5,177,855

Egypt ‐ 0.74%
Republic of Egypt:
		USD	5.88%	06/11/25	10,415,000	9,542,744	(2)
		USD	6.88%	04/30/40	2,350,000	2,044,500	(2)
						11,587,244

El Salvador ‐ 1.05%
Republic of El Salvador:
		USD	7.38%	12/01/19	220,000	225,500	(2)
		USD	7.75%	01/24/23	7,184,000	7,255,840	(1)
		USD	5.88%	01/30/25	900,000	792,000	(1)
		USD	7.65%	06/15/35	9,424,000	8,269,560	(1)
						16,542,900

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Ethiopia ‐ 0.18%
Federal Democratic Republic of Ethiopia		USD	6.63%	12/11/24	3,224,000	$2,885,480	(2)

Gabon ‐ 0.85%
Republic of Gabon:
		USD	8.20%	12/12/17	50,000	51,750	(2)
		USD	6.38%	12/12/24	2,560,000	2,252,800	(1)
		USD	6.38%	12/12/24	7,430,995	6,539,276	(2)
		USD	6.95%	06/16/25	5,024,000	4,427,400	(2)
						13,271,226

Georgia ‐ 0.28%
Republic of Georgia		USD	6.88%	04/12/21	4,081,000	4,422,784	(2)

Ghana ‐ 1.15%
Republic of Ghana:
		USD	9.25%	09/15/22	3,333,000	3,395,494	(2)
		USD	7.88%	08/07/23	2,786,193	2,591,159	(2)
		USD	10.75%	10/14/30	4,785,000	5,383,125	(2)
		USD	10.75%	10/14/30	5,934,000	6,675,750	(1)
						18,045,528

Hungary ‐ 2.67%
Republic of Hungary:
		USD	6.38%	03/29/21	15,197,000	17,153,614
		USD	5.38%	02/21/23	16,443,000	17,963,978
		USD	5.75%	11/22/23	6,028,000	6,766,430
		USD	5.38%	03/25/24	6,000	6,621
						41,890,643

Indonesia ‐ 3.01%
Republic of Indonesia:
		USD	3.38%	04/15/23	4,068,000	4,013,509	(1)
		USD	5.38%	10/17/23	7,084,000	7,749,896	(1)
		USD	5.88%	01/15/24	4,540,000	5,092,518	(1)
		USD	4.75%	01/08/26	10,313,000	10,833,844	(1)
		USD	8.50%	10/12/35	6,681,000	9,371,940	(1)
		USD	6.63%	02/17/37	4,117,000	4,937,827	(1)
		USD	5.25%	01/17/42	1,600,000	1,657,000	(1)
		USD	6.75%	01/15/44	1,100,000	1,366,062	(1)
		USD	5.13%	01/15/45	2,053,000	2,105,608	(1)
						47,128,204

Iraq ‐ 0.31%
Republic of Iraq		USD	5.80%	01/15/28	6,051,000	4,833,236	(1)

Ivory Coast ‐ 1.60%
Ivory Coast Government:
		USD	5.38%	07/23/24	3,668,000	3,539,620	(2)
		USD	6.38%	03/03/28	5,746,000	5,587,985	(2)
		USD	5.75%	12/31/32	17,152,740	15,930,607	(1)(4)
						25,058,212

Jamaica ‐ 0.26%
Jamaican Government		USD	8.00%	03/15/39	3,749,000	4,081,724

Jordan ‐ 0.10%
Kingdom of Jordan		USD	5.75%	01/31/27	1,638,000	1,551,595	(2)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Kazakhstan ‐ 0.01%
Republic of Kazakhstan		USD	5.13%	07/21/25	158,000	$167,678	(2)

Kenya ‐ 0.58%
Republic of Kenya:
		USD	5.88%	06/24/19	832,000	850,720	(2)
		USD	6.88%	06/24/24	618,000	589,418	(1)
		USD	6.88%	06/24/24	8,083,000	7,709,161	(2)
						9,149,299

Lebanon ‐ 2.58%
Lebonese Republic:
		USD	6.25%	11/04/24	8,586,000	8,049,375
		USD	6.60%	11/27/26	9,180,000	8,560,350
		USD	6.75%	11/29/27	3,766,000	3,549,455
		USD	6.65%	02/26/30	16,774,000	15,327,242
		USD	7.05%	11/02/35	5,277,000	4,953,784
						40,440,206

Lithuania ‐ 0.10%
Republic of Lithuania		USD	7.38%	02/11/20	1,413,000	1,626,716	(2)

Malaysia ‐ 0.67%
1MDB Global Investments Ltd.		USD	4.40%	03/09/23	12,500,000	10,585,938	(1)

Mexico ‐ 2.35%
United Mexican States:
		USD	4.00%	10/02/23	21,923,000	21,923,000
		USD	3.60%	01/30/25	1,401,000	1,344,960
		USD	4.13%	01/21/26	12,823,000	12,694,770
		USD	4.35%	01/15/47	984,000	821,640
						36,784,370

Montenegro ‐ 0.24%
Republic of Montenegro		EUR	5.75%	03/10/21	3,394,000	3,737,202	(2)

Namibia ‐ 0.51%
Republic of Namibia		USD	5.25%	10/29/25	8,131,000	8,049,690	(2)

Nigeria ‐ 0.36%
Republic of Nigeria		USD	5.13%	07/12/18	5,664,000	5,664,000	(1)

Oman ‐ 0.33%
Oman Government		USD	4.75%	06/15/26	5,253,000	5,121,675	(2)

Panama ‐ 2.24%
Republic of Panama:
		USD	3.75%	03/16/25	6,117,000	6,132,293
		USD	8.88%	09/30/27	1,393,000	1,931,046
		USD	9.38%	04/01/29	17,070,000	24,303,413
		USD	8.13%	04/28/34	2,063,000	2,720,581
						35,087,333

Paraguay ‐ 0.37%
Republic of Paraguay		USD	6.10%	08/11/44	5,798,000	5,783,505	(2)

Peru ‐ 1.57%
Republic of Peru:
		USD	4.13%	08/25/27	5,964,000	6,247,290

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Peru (continued)
Republic of Peru: (continued)
		USD	8.75%	11/21/33	7,523,000	$11,115,233
		USD	6.55%	03/14/37	5,762,000	7,317,740
						24,680,263

Philippines ‐ 0.98%
Republic of Philippines		USD	9.50%	02/02/30	9,716,000	15,394,613

Poland ‐ 1.94%
Republic of Poland:
		USD	5.00%	03/23/22	2,667,000	2,927,032
		USD	3.00%	03/17/23	2,043,000	2,022,570
		USD	4.00%	01/22/24	3,329,000	3,455,236
		USD	3.25%	04/06/26	22,505,000	21,942,375
						30,347,213

Romania ‐ 0.64%
Romanian Government International Bond:
		USD	6.75%	02/07/22	3,167,000	3,637,299	(2)
		USD	4.38%	08/22/23	1,069,000	1,103,743	(1)
		USD	4.38%	08/22/23	3,860,000	3,985,450	(2)
		USD	4.88%	01/22/24	1,249,000	1,333,308	(2)
						10,059,800

Russia ‐ 2.41%
Russian Federation:
		USD	5.00%	04/29/20	6,266,000	6,610,630	(2)
		USD	4.88%	09/16/23	18,200,000	19,173,700	(1)
		USD	4.75%	05/27/26	11,000,000	11,225,500	(1)
		USD	12.75%	06/24/28	430,000	722,938	(1)
						37,732,768

Serbia ‐ 1.26%
Republic of Serbia:
		USD	5.88%	12/03/18	1,505,000	1,575,735	(1)
		USD	4.88%	02/25/20	5,989,000	6,110,277	(2)
		USD	4.88%	02/25/20	9,790,000	9,988,248	(1)
		USD	7.25%	09/28/21	1,812,000	2,027,629	(1)
						19,701,889

South Africa ‐ 2.05%
Republic of South Africa:
		USD	5.88%	05/30/22	3,342,000	3,659,490
		USD	5.88%	09/16/25	24,279,000	26,051,367
		USD	4.88%	04/14/26	1,695,000	1,690,339
		USD	4.30%	10/12/28	730,000	677,531
						32,078,727

Sri Lanka ‐ 1.81%
Republic of Sri Lanka:
		USD	5.13%	04/11/19	484,000	491,306	(2)
		USD	6.25%	10/04/20	3,513,000	3,654,065	(1)
		USD	6.25%	07/27/21	5,740,000	5,882,266	(1)
		USD	5.88%	07/25/22	13,558,000	13,517,529	(2)
		USD	6.85%	11/03/25	4,803,000	4,838,518	(2)
						28,383,684

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Suriname ‐ 0.22%
Republic of Suriname		USD	9.25%	10/26/26	3,493,000	$3,493,000	(2)

Trinidad ‐ 0.20%
Republic of Trinidad & Tobago		USD	4.38%	01/16/24	3,256,000	3,207,160	(2)

Turkey ‐ 3.56%
Republic of Turkey:
		USD	7.00%	03/11/19	5,103,000	5,441,074
		USD	7.00%	06/05/20	4,293,000	4,620,341
		USD	5.63%	03/30/21	4,285,000	4,402,837
		USD	6.25%	09/26/22	14,999,000	15,711,453
		USD	5.75%	03/22/24	3,767,000	3,809,379
		USD	6.88%	03/17/36	7,574,000	7,744,566
		USD	6.75%	05/30/40	4,378,000	4,417,402
		USD	6.00%	01/14/41	778,000	715,760
		USD	4.88%	04/16/43	8,745,000	6,996,000
		USD	6.63%	02/17/45	1,999,000	1,981,509
						55,840,321

Ukraine ‐ 4.23%
Ukraine Government:
		USD	7.75%	09/01/19	223,000	216,867	(2)
		USD	7.75%	09/01/20	22,025,000	20,912,739	(2)
		USD	7.75%	09/01/21	13,705,000	12,934,094	(2)
		USD	7.75%	09/01/22	7,603,000	7,085,996	(2)
		USD	7.75%	09/01/23	7,186,000	6,611,120	(2)
		USD	7.75%	09/01/24	655,000	594,412	(2)
		USD	7.75%	09/01/25	11,467,000	10,334,634	(2)
		USD	7.75%	09/01/27	8,494,000	7,580,895	(2)
						66,270,757

Uruguay ‐ 2.05%
Republic of Uruguay:
		USD	4.50%	08/14/24	3,971,262	4,154,933
		USD	4.38%	10/27/27	18,899,000	18,922,624
		USD	5.10%	06/18/50	10,115,079	9,090,927
						32,168,484

Venezuela ‐ 0.82%
Republic of Venezuela:
		USD	13.63%	08/15/18	6,704,000	5,296,160	(1)
		USD	7.75%	10/13/19	15,177,100	7,626,493	(1)
						12,922,653

Zambia ‐ 0.27%
Republic of Zambia:
		USD	5.38%	09/20/22	1,398,000	1,198,785	(1)
		USD	8.50%	04/14/24	1,000,000	940,000	(1)
		USD	8.97%	07/30/27	2,177,000	2,054,544	(2)
						4,193,329

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,129,991,523)						1,111,394,531

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
BANK LOANS ‐ 1.75%
Brazil ‐ 1.74%
Banco de Investimentos Credit Suisse Brasil SA ‐ Brazil Loan Tranche A		USD	6.25%	01/10/18	12,400,000	$12,533,096
Banco de Investimentos Credit Suisse Brasil SA ‐ Brazil Loan Tranche B		USD	6.25%	01/10/18	14,600,000	14,756,710
						27,289,806

Indonesia ‐ 0.01%
PT Bakrie & Brothers TBK		USD	N/A	11/25/14	624,912	93,737	(5)

TOTAL BANK LOANS (Cost $27,249,965)						27,383,543

CORPORATE BONDS ‐ 22.26%
Argentina ‐ 0.50%
Arcor SAIC		USD	6.00%	07/06/23	1,483,000	1,520,075	(2)
Cablevision SA		USD	6.50%	06/15/21	1,640,000	1,666,650	(2)
Petrobras Argentina SA		USD	7.38%	07/21/23	1,769,000	1,726,986	(2)
YPF SA		USD	8.75%	04/04/24	2,778,000	2,875,786	(2)
						7,789,497

Azerbaijan ‐ 0.62%
Southern Gas Corridor CJSC		USD	6.88%	03/24/26	1,400,000	1,492,400	(2)
State Oil Co. of the Azerbaijan Republic:
		USD	4.75%	03/13/23	4,787,000	4,540,470
		USD	6.95%	03/18/30	3,688,000	3,724,880
						9,757,750

Brazil ‐ 2.51%
Cosan Luxembourg SA		USD	7.00%	01/20/27	2,472,000	2,456,550	(2)
ESAL GmbH		USD	6.25%	02/05/23	2,026,000	1,938,375	(2)
GTL Trade Finance, Inc.		USD	5.89%	04/29/24	1,119,000	1,102,774	(2)
Marfrig Holdings Europe BV		USD	8.00%	06/08/23	3,654,000	3,667,703	(2)
Minerva Luxembourg SA		USD	6.50%	09/20/26	2,689,000	2,534,383	(2)
Petrobras Global Finance BV:
		USD	5.38%	01/27/21	4,500,000	4,404,375
		USD	8.38%	05/23/21	3,163,000	3,398,564
		USD	4.38%	05/20/23	1,274,000	1,123,031
		USD	8.75%	05/23/26	16,078,000	17,299,928
		USD	5.63%	05/20/43	2,000,000	1,428,200
						39,353,883
Chile ‐ 1.97%
Banco del Estado de Chile		USD	3.88%	02/08/22	3,277,000	3,367,117	(2)
Codelco, Inc.:
		USD	3.00%	07/17/22	17,668,000	16,948,824	(2)
		USD	4.50%	09/16/25	468,000	472,032	(2)
		USD	6.15%	10/24/36	8,279,000	9,230,671	(1)
VTR Finance BV		USD	6.88%	01/15/24	911,000	929,220	(2)
						30,947,864

China ‐ 1.79%
CNOOC Finance 2015 USA LLC		USD	3.50%	05/05/25	1,731,000	1,693,995
Sinochem Overseas Capital Co. Ltd.		USD	6.30%	11/12/40	4,353,000	5,324,263	(1)
Sinopec Capital 2013 Ltd.		USD	3.13%	04/24/23	2,667,000	2,621,730	(2)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
China (continued)
Sinopec Group Overseas Development Ltd.:
		USD	3.90%	05/17/22	7,614,000	$7,892,347	(2)
		USD	4.38%	10/17/23	3,138,000	3,314,453	(1)
		USD	4.38%	04/10/24	2,815,000	2,949,485	(2)
		USD	3.50%	05/03/26	3,552,000	3,464,760	(2)
Three Gorges Finance I Cayman Islands Ltd.		USD	3.15%	06/02/26	742,000	713,822	(2)
						27,974,855

Colombia ‐ 0.25%
Ecopetrol SA:
		USD	4.13%	01/16/25	2,303,000	2,090,663
		USD	7.38%	09/18/43	943,000	910,467
		USD	5.88%	05/28/45	1,118,000	911,170
						3,912,300

Costa Rica ‐ 0.23%
Banco Nacional de Costa Rica		USD	5.88%	04/25/21	3,673,000	3,673,000	(2)

Ecuador ‐ 0.40%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	Libor+5.63%	USD	6.49%	09/24/19	6,370,105	6,330,292	(1)(3)

India ‐ 0.19%
Vedanta Resources PLC		USD	6.00%	01/31/19	2,978,000	2,985,445	(2)

Indonesia ‐ 1.73%
Pertamina Persero PT:
		USD	5.25%	05/23/21	2,900,000	3,053,570	(1)
		USD	4.88%	05/03/22	6,500,000	6,713,200	(2)
		USD	6.00%	05/03/42	924,000	904,827	(2)
		USD	6.00%	05/03/42	2,529,000	2,476,523	(1)
		USD	5.63%	05/20/43	5,135,000	4,851,137	(1)
		USD	6.45%	05/30/44	8,871,000	9,181,219	(1)
						27,180,476

Jamaica ‐ 0.42%
Digicel Group Ltd.:
		USD	8.25%	09/30/20	543,000	460,328	(2)
		USD	7.13%	04/01/22	8,196,000	6,147,000	(2)
						6,607,328

Kazakhstan ‐ 1.36%
KazMunayGas National Co. JSC:
		USD	9.13%	07/02/18	1,906,000	2,068,010	(1)
		USD	7.00%	05/05/20	1,627,000	1,763,261	(1)
		USD	7.00%	05/05/20	4,185,000	4,535,494	(2)
		USD	6.38%	04/09/21	3,877,000	4,110,008	(1)
		USD	6.38%	04/09/21	8,282,000	8,779,748	(2)
						21,256,521

Kuwait ‐ 0.13%
Equate Petrochemical BV		USD	4.25%	11/03/26	2,064,000	1,955,640	(2)

Macau ‐ 0.20%
Studio City Co. Ltd.		USD	7.25%	11/30/21	3,048,000	3,135,630	(2)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Malaysia ‐ 1.06%
Petronas Capital Ltd.:
		USD	3.50%	03/18/25	1,815,000	$1,806,176	(1)
		USD	3.50%	03/18/25	9,604,000	9,557,308	(2)
		USD	4.50%	03/18/45	5,357,000	5,295,619	(2)
						16,659,103

Mexico ‐ 6.20%
Banco Nacional de Comercio Exterior SNC:
		USD	3.80%	08/11/26	5,471,000	5,135,901	(1)(3)
		USD	3.80%	08/11/26	6,447,000	6,052,122	(2)(3)
Cemex SAB de CV:
		USD	6.13%	05/05/25	2,665,000	2,638,350	(2)
		USD	7.75%	04/16/26	3,944,000	4,220,080	(2)

Comision Federal de Electricidad:
		USD	4.88%	01/15/24	1,784,000	1,761,700	(2)
		USD	4.75%	02/23/27	2,353,000	2,238,291	(2)
Petroleos Mexicanos:
		USD	6.00%	03/05/20	1,533,000	1,601,985
		USD	5.50%	01/21/21	651,000	660,700
		USD	6.38%	02/04/21	2,259,000	2,383,245	(2)
		USD	4.88%	01/24/22	1,835,000	1,790,042
		USD	4.88%	01/18/24	8,099,000	7,587,143
		EUR	5.50%	02/24/25	2,275,000	2,555,828	(1)
		USD	4.50%	01/23/26	1,998,000	1,776,622
		USD	6.88%	08/04/26	9,276,000	9,519,959	(1)
		USD	6.88%	08/04/26	15,789,000	16,204,250	(2)
		USD	9.50%	09/15/27	1,231,000	1,483,433
		USD	6.63%	06/15/35	1,133,000	1,042,360
		USD	6.50%	06/02/41	9,669,000	8,559,966
		USD	5.50%	06/27/44	3,389,000	2,638,336
		USD	6.38%	01/23/45	9,685,000	8,256,947
		USD	6.75%	09/21/47	9,950,000	8,714,907	(2)
Sixsigma Networks Mexico SA de CV		USD	8.25%	11/07/21	413,000	386,155	(2)
						97,208,322

Morocco ‐ 0.15%
OCP SA		USD	5.63%	04/25/24	2,190,000	2,263,912	(2)

Peru ‐ 0.22%
Peru Payroll Deduction Finance Ltd.		USD	N/A	11/01/29	4,503,638	3,388,988	(1)(6)

South Africa ‐ 0.24%
Eskom Holdings SOC Ltd.:
		USD	6.75%	08/06/23	3,100,000	3,049,625	(2)
		USD	7.13%	02/11/25	654,000	643,536	(1)
						3,693,161

Turkey ‐ 0.18%
Turkiye Garanti Bankasi AS:
		USD	5.50%	04/21/22	685,000	645,613	(2)
		USD	5.25%	09/13/22	2,316,000	2,240,730	(2)
						2,886,343

Venezuela ‐ 1.91%
Petroleos de Venezuela:
		USD	6.00%	05/16/24	77,723,409	29,251,205	(1)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Venezuela (continued)
Petroleos de Venezuela: (continued)
		USD	6.00%	11/15/26	2,019,000	$742,386	(1)
						29,993,591

TOTAL CORPORATE BONDS (Cost $352,362,607)						348,953,901

CREDIT LINKED NOTES ‐ 0.42%
Iraq ‐ 0.42%
Republic of Iraq (Counterparty: Bank of America ‐ Merrill Lynch):
		JPY	2.59%	01/01/28	744,883,192	4,495,148	(3)
		JPY	2.84%	01/01/28	340,343,990	2,053,874	(3)
						6,549,022

TOTAL CREDIT LINKED NOTES (Cost $9,962,833)						6,549,022

SHORT TERM INVESTMENTS ‐ 4.03%
Money Market Mutual Funds ‐ 4.03%
State Street Institutional Liquid Reserves Fund (7‐Day Yield)		USD	0.47%	N/A	63,165,107	63,164,033

TOTAL SHORT TERM INVESTMENTS (Cost $63,164,033)						63,164,033

Total Investments ‐ 99.34% (Cost $1,582,730,961)						1,557,445,030
Other Assets In Excess of Liabilities ‐ 0.66%						10,405,089	(7)

Net Assets ‐ 100.00%						$1,567,850,119

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

COP - Colombian Peso
EUR - Euro Currency
JPY - Japanese Yen
USD - United States Dollar

(1)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2016, the aggregate market value of those securities was $393,527,883, which represents approximately 25.10% of net assets.

(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $443,383,100, which represents approximately 28.28% of net assets as of November 30, 2016.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2016.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2016.
(5)	Security is in default and therefore is non-income producing.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	Includes cash which is being held as collateral for forward foreign currency contracts.

30	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	EUR	98,191,400	Sale	01/11/17	$104,306,083	$327,655
Citigroup Global Markets	JPY	755,574,000	Sale	12/09/16	6,608,439	591,289
Citigroup Global Markets	JPY	761,295,500	Sale	01/11/17	6,670,319	68,663
J.P. Morgan Chase & Co.	EUR	102,649,261	Sale	12/09/16	108,852,839	2,903,200
						$3,890,807
Citigroup Global Markets	EUR	98,266,255	Purchase	12/09/16	$104,204,947	$(296,498)
Citigroup Global Markets	JPY	755,574,000	Purchase	12/09/16	6,608,439	(64,781)
J.P. Morgan Chase & Co.	EUR	4,383,006	Purchase	12/09/16	4,647,892	(11,769)
						$(373,048)

**	The contracted amount is stated in the currency in which the contract is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at November 30, 2016(2)	Notional Amount(3)	Value	Upfront Premiums Received	Unrealized Appreciation
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	12/20/2016	140.589%	$10,920,000	$(783,266)	$2,707,286	$1,924,020
						$(783,266)	$2,707,286	$1,924,020

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	31

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 89.16%
Automotive - 2.26%
Dana Financing Luxembourg Sarl		USD	6.50%	06/01/26	1,310,000	$1,355,850	(1)
Fiat Chrysler Automobiles NV		USD	5.25%	04/15/23	1,495,000	1,487,525
Goodyear Tire & Rubber Co.		USD	5.13%	11/15/23	510,000	523,388
MPG Holdco I, Inc.		USD	7.38%	10/15/22	1,145,000	1,179,350
ZF North America Capital, Inc.		USD	4.75%	04/29/25	1,325,000	1,333,281	(1)
						5,879,394

Building Products - 4.18%
Griffon Corp.		USD	5.25%	03/01/22	2,530,000	2,526,837
Masonite International Corp.		USD	5.63%	03/15/23	825,000	843,562	(1)
NCI Building Systems, Inc.		USD	8.25%	01/15/23	995,000	1,082,063	(1)
Norbord, Inc.		USD	6.25%	04/15/23	1,505,000	1,572,725	(1)
RSI Home Products, Inc.		USD	6.50%	03/15/23	1,275,000	1,335,563	(1)
Standard Industries, Inc.		USD	5.38%	11/15/24	1,145,000	1,170,762	(1)
Summit Materials LLC / Summit Materials Finance Corp.		USD	6.13%	07/15/23	1,010,000	1,030,200
US Concrete, Inc.		USD	6.38%	06/01/24	1,245,000	1,301,025
						10,862,737

Chemicals - 2.86%
CF Industries, Inc.		USD	5.15%	03/15/34	735,000	621,075
Chemtura Corp.		USD	5.75%	07/15/21	3,087,000	3,212,409
Lyond Basel Escrow		USD	0.00%	08/15/15	25,000	0	(2)
Lyondell Chemical Co.		USD	0.00%	08/15/15	945,000	0	(2)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.		USD	6.75%	05/01/22	1,795,000	1,875,775	(1)
Valvoline, Inc.		USD	5.50%	07/15/24	660,000	683,100	(1)
Versum Materials, Inc.		USD	5.50%	09/30/24	1,010,000	1,032,725	(1)
						7,425,084

Consumer Products - 2.25%
Energizer SpinCo, Inc.		USD	5.50%	06/15/25	1,345,000	1,348,362	(1)
Prestige Brands, Inc.		USD	6.38%	03/01/24	695,000	729,750	(1)
Revlon Consumer Products Corp.:
		USD	6.25%	08/01/24	1,175,000	1,163,250	(1)
Series WI		USD	5.75%	02/15/21	895,000	893,881
Spectrum Brands, Inc.:
		USD	6.13%	12/15/24	980,000	1,043,700
		USD	5.75%	07/15/25	635,000	661,988
						5,840,931

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Containers/Packaging - 3.19%
Albea Beauty Holdings SA		USD	8.38%	11/01/19	1,116,000	$1,162,035	(1)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.		USD	7.25%	05/15/24	2,005,000	2,102,744	(1)
Berry Plastics Corp.		USD	6.00%	10/15/22	775,000	818,594
BWAY Holdings Co.		USD	9.13%	08/15/21	1,400,000	1,463,000	(1)
Owens-Brockway Glass Container, Inc.		USD	5.88%	08/15/23	1,215,000	1,271,953	(1)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.		USD	6.38%	05/01/22	1,445,000	1,463,062	(1)
						8,281,388

Diversified Manufacturing - 0.66%
SPX FLOW, Inc.		USD	5.63%	08/15/24	1,745,000	1,718,825	(1)

Drillers/Services - 1.67%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.		USD	6.25%	04/01/23	615,000	627,300
FTS International, Inc.		USD	6.25%	05/01/22	1,625,000	1,088,750
Hornbeck Offshore Services, Inc.:
		USD	5.88%	04/01/20	827,000	508,605
		USD	5.00%	03/01/21	1,107,000	600,548
SESI LLC		USD	7.13%	12/15/21	1,530,000	1,503,225
						4,328,428

Electric - 5.10%
Calpine Corp.		USD	5.75%	01/15/25	2,270,000	2,176,362
Dynegy, Inc.:
		USD	6.75%	11/01/19	2,120,000	2,151,800
		USD	8.00%	01/15/25	1,020,000	940,950	(1)
GenOn Energy, Inc.		USD	9.50%	10/15/18	3,572,000	2,509,330
NRG Energy, Inc.:
		USD	6.25%	07/15/22	2,235,000	2,251,763
		USD	6.63%	01/15/27	655,000	609,150	(1)
Talen Energy Supply LLC		USD	4.63%	07/15/19	2,725,000	2,605,781	(1)
						13,245,136

Exploration & Production - 8.13%
Callon Petroleum Co.		USD	6.13%	10/01/24	935,000	963,050	(1)
Continental Resources, Inc.:
		USD	5.00%	09/15/22	1,350,000	1,351,687
		USD	4.90%	06/01/44	1,470,000	1,256,850
Denbury Resources, Inc.		USD	9.00%	05/15/21	928,000	967,440	(1)
Diamondback Energy, Inc.		USD	4.75%	11/01/24	980,000	982,450	(1)
EP Energy LLC / Everest Acquisition Finance, Inc.:
		USD	6.38%	06/15/23	975,000	687,375
Series WI		USD	9.38%	05/01/20	1,413,000	1,190,876
Laredo Petroleum, Inc.		USD	7.38%	05/01/22	1,478,000	1,544,510
Marathon Oil Corp.:
		USD	6.80%	03/15/32	585,000	606,795
		USD	6.60%	10/01/37	1,130,000	1,147,803
Midstates Petroleum		USD	10.75%	12/31/49	981,000	0	(2)
Murphy Oil Corp.:
		USD	4.70%	12/01/22	725,000	697,813
		USD	6.88%	08/15/24	605,000	638,275
		USD	6.13%	12/01/42	625,000	565,625

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	33

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Oasis Petroleum, Inc.		USD	6.88%	03/15/22	1,685,000	$1,743,975
QEP Resources, Inc.		USD	5.38%	10/01/22	2,077,000	2,035,460
Range Resources Corp.		USD	5.00%	03/15/23	1,195,000	1,150,188	(1)
SM Energy Co.		USD	6.13%	11/15/22	1,560,000	1,571,700
Southwestern Energy Co.		USD	6.70%	01/23/25	2,050,000	2,039,750
						21,141,622

Financial Other - 0.47%
Quicken Loans, Inc.		USD	5.75%	05/01/25	1,275,000	1,230,375	(1)

Food & Beverage - 2.86%
Dean Foods Co.		USD	6.50%	03/15/23	1,705,000	1,777,462	(1)
Pilgrim's Pride Corp.		USD	5.75%	03/15/25	1,560,000	1,563,900	(1)
Pinnacle Foods Finance LLC / Pinnacle Food Finance Corp., Series WI		USD	5.88%	01/15/24	885,000	935,888
Post Holdings, Inc.		USD	5.00%	08/15/26	2,355,000	2,239,605	(1)
Smithfield Foods, Inc.		USD	6.63%	08/15/22	879,000	930,641
						7,447,496

Gaming - 2.58%
Boyd Gaming Corp.		USD	6.38%	04/01/26	830,000	869,425	(1)
Golden Nugget, Inc.		USD	8.50%	12/01/21	985,000	1,036,712	(1)
MGM Resorts International		USD	6.63%	12/15/21	1,588,000	1,738,860
Pinnacle Entertainment, Inc.		USD	5.63%	05/01/24	1,565,000	1,565,000	(1)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.		USD	6.13%	08/15/21	1,465,000	1,497,963	(1)
						6,707,960

Healthcare - 5.83%
Amsurg Corp.		USD	5.63%	07/15/22	1,230,000	1,263,579
Community Health Systems, Inc.		USD	6.88%	02/01/22	2,060,000	1,385,350
HCA, Inc.:
		USD	5.38%	02/01/25	2,550,000	2,499,000
		USD	5.25%	06/15/26	1,525,000	1,530,459
HealthSouth Corp.		USD	5.75%	11/01/24	1,995,000	2,009,962
IASIS Healthcare LLC / IASIS Capital Corp.		USD	8.38%	05/15/19	1,532,000	1,348,160
Kinetic Concepts, Inc. / KCI USA Inc		USD	9.63%	10/01/21	1,475,000	1,395,719	(1)
MEDNAX, Inc.		USD	5.25%	12/01/23	1,050,000	1,068,375	(1)
New Amethyst Corp.		USD	6.25%	12/01/24	485,000	503,188	(1)
RegionalCare Hospital Partners Holdings, Inc.		USD	8.25%	05/01/23	750,000	749,063	(1)
Team Health, Inc.		USD	7.25%	12/15/23	1,245,000	1,405,306	(1)
						15,158,161

Home Builders - 0.70%
CalAtlantic Group, Inc.		USD	5.88%	11/15/24	847,000	874,528
Lennar Corp.		USD	4.75%	11/15/22	939,000	957,780
						1,832,308

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Industrial Other - 2.80%
AECOM		USD	5.75%	10/15/22	1,315,000	$1,384,037
Cleaver-Brooks, Inc.		USD	8.75%	12/15/19	1,581,000	1,638,311	(1)
Manitowoc Foodservice, Inc.		USD	9.50%	02/15/24	715,000	818,675
MasTec, Inc.		USD	4.88%	03/15/23	2,483,000	2,439,548
WESCO Distribution, Inc.		USD	5.38%	12/15/21	970,000	1,001,525
						7,282,096

Leisure - 1.27%
AMC Entertainment Holdings, Inc.		USD	5.75%	06/15/25	2,135,000	2,161,687
Cinemark USA, Inc.:
		USD	5.13%	12/15/22	740,000	764,050
		USD	4.88%	06/01/23	375,000	380,625
						3,306,362

Lodging - 0.43%
RHP Hotel Properties LP/RHP Finance Corp.		USD	5.00%	04/15/21	1,100,000	1,122,000

Media Cable - 9.47%
Cable One, Inc.		USD	5.75%	06/15/22	1,405,000	1,450,662	(1)
Cablevision Systems Corp.		USD	5.88%	09/15/22	3,755,000	3,510,925
CCO Holdings LLC / CCO Holdings Capital Corp.		USD	5.50%	05/01/26	3,310,000	3,351,375	(1)
DISH DBS Corp.		USD	7.75%	07/01/26	4,720,000	5,221,500
Mediacom LLC / Mediacom Capital Corp.		USD	7.25%	02/15/22	2,182,000	2,266,552
Quebecor Media, Inc.		USD	5.75%	01/15/23	1,566,000	1,614,937
SFR Group SA		USD	7.38%	05/01/26	1,680,000	1,682,100	(1)
Unitymedia GmbH		USD	6.13%	01/15/25	715,000	731,088	(1)
Unitymedia Hessen GmbH & Co. KG /Unitymedia NRW GmbH		USD	5.00%	01/15/25	1,040,000	1,027,000	(1)
UPCB Finance IV Ltd.		USD	5.38%	01/15/25	1,030,000	1,020,339	(1)
Virgin Media Finance PLC		USD	6.00%	10/15/24	1,585,000	1,598,869	(1)
Virgin Media Secured Finance PLC		USD	5.25%	01/15/26	845,000	820,706	(1)
Ziggo Bond Finance BV		USD	5.88%	01/15/25	325,000	320,938	(1)
						24,616,991

Media Other - 4.66%
Gray Television, Inc.:
		USD	5.13%	10/15/24	695,000	651,562	(1)
		USD	5.88%	07/15/26	1,520,000	1,454,929	(1)
LIN Television Corp.		USD	5.88%	11/15/22	2,050,000	2,091,000
Nexstar Escrow Corp.		USD	5.63%	08/01/24	1,390,000	1,379,575	(1)
Sinclair Television Group, Inc.		USD	5.63%	08/01/24	2,290,000	2,267,100	(1)
TEGNA, Inc.		USD	6.38%	10/15/23	1,299,000	1,371,264
Tribune Media Co.		USD	5.88%	07/15/22	2,950,000	2,891,590
						12,107,020

Metals/Mining/Steel - 3.34%
Anglo American Capital PLC		USD	4.13%	09/27/22	1,545,000	1,556,587	(1)
ArcelorMittal		USD	8.00%	10/15/39	1,425,000	1,514,063
Freeport-McMoRan, Inc.:
		USD	3.55%	03/01/22	1,490,000	1,419,076
		USD	5.40%	11/14/34	930,000	818,400

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	35

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Metals/Mining/Steel (continued)
Kaiser Aluminum Corp.		USD	5.88%	05/15/24	1,265,000	$1,309,275
New Gold, Inc.		USD	6.25%	11/15/22	675,000	681,750	(1)
Novelis Corp.		USD	6.25%	08/15/24	1,326,000	1,375,725	(1)
						8,674,876

Paper/Forest Products - 2.26%
Boise Cascade Co.		USD	5.63%	09/01/24	1,570,000	1,546,450	(1)
Cascades, Inc.		USD	5.50%	07/15/22	1,155,000	1,176,656	(1)
Louisiana-Pacific Corp.		USD	4.88%	09/15/24	1,290,000	1,256,138	(1)
Mercer International, Inc.		USD	7.75%	12/01/22	1,810,000	1,905,025
						5,884,269

Pharmaceuticals - 2.27%
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.		USD	6.50%	02/01/25	1,900,000	1,631,625	(1)
Mallinckrodt International Finance SA /Mallinckrodt CB LLC		USD	5.63%	10/15/23	1,940,000	1,765,400	(1)
Valeant Pharmaceuticals International, Inc.:
		USD	7.00%	10/01/20	685,000	595,950	(1)
		USD	5.88%	05/15/23	2,570,000	1,913,044	(1)
						5,906,019

Restaurants - 0.42%
Landry's, Inc.		USD	6.75%	10/15/24	1,085,000	1,087,713	(1)

Retail Food/Drug - 1.46%
Albertsons Cos LLC / Safeway, Inc. / New Albertson's Inc / Albertson's LLC		USD	6.63%	06/15/24	795,000	823,699	(1)
Fresh Market, Inc.		USD	9.75%	05/01/23	765,000	646,425	(1)
Safeway, Inc.		USD	7.25%	02/01/31	1,463,000	1,426,425
Tops Holding LLC / Tops Markets II Corp.		USD	8.00%	06/15/22	1,035,000	897,863	(1)
						3,794,412

Retail Non Food/Drug - 2.88%
Hot Topic, Inc.		USD	9.25%	06/15/21	1,675,000	1,767,125	(1)
JC Penney Corp., Inc.		USD	7.40%	04/01/37	930,000	827,700
L Brands, Inc.:
		USD	6.88%	11/01/35	1,205,000	1,211,025
		USD	6.75%	07/01/36	770,000	764,225
PetSmart, Inc.		USD	7.13%	03/15/23	1,740,000	1,785,675	(1)
Sally Holdings LLC / Sally Capital, Inc.		USD	5.63%	12/01/25	1,075,000	1,120,687
						7,476,437

Technology - 4.35%
Artesyn Embedded Technologies, Inc.		USD	9.75%	10/15/20	1,275,000	1,142,719	(1)
Diamond 1 Finance Corp. / Diamond 2 Finance Corp:
		USD	5.88%	06/15/21	550,000	579,837	(1)
		USD	7.13%	06/15/24	510,000	557,248	(1)
Diebold, Inc., Series WI		USD	8.50%	04/15/24	1,035,000	1,085,974

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Technology (continued)
Inception Merger Sub, Inc. / Rackspace Hosting Inc		USD	8.63%	11/15/24	755,000	$756,888	(1)
NCR Corp.		USD	5.00%	07/15/22	944,000	948,720
Nuance Communications, Inc.		USD	5.38%	08/15/20	1,407,000	1,439,537	(1)
PTC, Inc.		USD	6.00%	05/15/24	775,000	817,625
Seagate HDD Cayman		USD	4.88%	06/01/27	2,445,000	2,147,937
Western Digital Corp.		USD	10.50%	04/01/24	1,570,000	1,821,200	(1)
						11,297,685

Textile/Apparel - 0.37%
Levi Strauss & Co.		USD	5.00%	05/01/25	963,000	965,408

Transportation Non Air/Rail - 0.60%
XPO Logistics, Inc.		USD	6.50%	06/15/22	1,500,000	1,558,125	(1)

Wireless - 5.04%
Altice Luxembourg SA		USD	7.75%	05/15/22	1,860,000	1,953,000	(1)
Sprint Capital Corp.		USD	8.75%	03/15/32	3,980,000	4,188,950
T-Mobile USA, Inc.:
		USD	6.73%	04/28/22	2,511,000	2,629,896
		USD	6.50%	01/15/26	1,510,000	1,634,575
Wind Acquisition Finance SA:
		USD	4.75%	07/15/20	760,000	763,800	(1)
		USD	7.38%	04/23/21	1,895,000	1,937,637	(1)
						13,107,858

Wirelines - 4.80%
CenturyLink, Inc.:
		USD	5.80%	03/15/22	641,000	635,391
		USD	7.65%	03/15/42	1,350,000	1,149,525
Cogent Communications Group, Inc.		USD	5.38%	03/01/22	1,200,000	1,219,500	(1)
CyrusOne LP / CyrusOne Finance Corp.		USD	6.38%	11/15/22	1,840,000	1,936,600
Frontier Communications Corp.:
		USD	6.25%	09/15/21	1,330,000	1,254,356
		USD	9.00%	08/15/31	2,275,000	1,922,375
GCI, Inc.		USD	6.88%	04/15/25	916,000	918,290
Level 3 Communications, Inc.		USD	5.75%	12/01/22	2,130,000	2,183,250
Windstream Services LLC		USD	7.50%	04/01/23	1,341,000	1,253,835
						12,473,122

TOTAL CORPORATE BONDS (Cost $231,904,723)						231,760,238

BANK LOANS - 6.40%(3)
Aerospace/Defense - 0.30%
Accudyne Industries Borrower SCA (fka SilverII US Holdings) - Refinancing Term Loan	Libor+3.00%	USD	4.00%	12/13/19	864,798	774,714

Building Products - 0.61%
Beacon Roofing Supply, Inc. - Initial Term Loan	Libor+2.75%	USD	3.50%	10/01/22	772,200	775,458
Summit Materials LLC - Restatement Effective Date Term Loan	Libor+3.00%	USD	4.00%	07/17/22	809,750	816,076
						1,591,534

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	37

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chemicals - 1.37%
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.) - Refinanced Term B Loan	Libor+2.75%	USD	3.75%	02/01/20	974,706	$980,189
INEOS Styrolution (Platform Specialty Products Corporation) - 2021 Dollar Term Loan (First Lien)	Libor+3.75%	USD	4.75%	09/30/21	1,042,569	1,050,389
MacDermid, Incorporated (Platform Specialty Products Corporation) -Tranche B-3Term Loan	Libor+4.50%	USD	5.50%	06/07/20	1,515,839	1,529,339
						3,559,917

Containers/Packaging - 0.73%
Reynolds Group Holdings, Inc. - U.S. Term Loan	Libor+3.25%	USD	4.25%	02/05/23	1,890,643	1,899,559

Diversified Manufacturing - 0.44%
Blount International, Inc. - Initial Term Loan	Libor+6.25%	USD	7.25%	04/12/23	1,118,100	1,134,871

Electric - 0.37%
Vistra Operations Company LLC (fka Tex Operations Company LLC) - Initial Term C Loan	Libor+4.00%	USD	5.00%	08/04/23	174,571	176,045
Vistra Operations Company LLC (fka Tex Operations Company LLC) - Initial Term Loan	Libor+4.00%	USD	5.00%	08/04/23	765,429	771,887
						947,932

Food & Beverage - 0.57%
Hostess Brands, LLC - 2016 Refinancing Term B Loan (First Lien)	Libor+3.00%	USD	4.00%	08/03/22	1,475,100	1,488,007

Industrial Other - 1.16%
Filtration Group Corporation - Term Loan (First Lien)	Libor+3.25%	USD	4.25%	11/21/20	1,173,549	1,176,727
Gates Global LLC - Initial Dollar Term Loan	Libor+3.25%	USD	4.25%	07/06/21	1,394,126	1,386,671
Manitowoc Foodservice, Inc. - Term B Loan (First Lien)	Libor+4.75%	USD	5.75%	03/03/23	455,077	462,658
						3,026,056

Metals/Mining/Steel - 0.32%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) - Loan	Libor+2.75%	USD	3.75%	06/30/19	817,611	819,144

Technology - 0.53%
Vertiv Co. - Term B Loan (First Lien)	Libor+5.00%	USD	5.00%	09/30/23	1,395,000	1,383,956

						16,625,690
TOTAL BANK LOANS (Cost $16,532,767)

COMMON/PREFERRED STOCKS - 0.74%
Denbury Resources, Inc.		USD			47,950	181,251	(4)
EME Reorganization Trust		USD			3,059,892	14,076	(4)
Halcon Resources Corp.		USD			35,619	338,737	(4)
Midstates Petroleum Co. Inc		USD			456	9,188	(4)
NRG Energy, Inc.		USD			10,061	114,092
Quicksilver, Inc.		USD			10,219	195,791	(4)
Quiksilver Escrow					521,000	0	(4)

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
COMMON/PREFERRED STOCKS (continued)
Vistra Energy Corp.		USD			75,699	$1,056,001	(4)

TOTAL COMMON/PREFERRED STOCKS (Cost $2,670,535)						1,909,136

WARRANTS - 0.05%
Electric - 0.04%
Vistra Energy Corp.expires 10/01/2020, strike price $1.350		USD			75,699	117,334

Exploration & Production - 0.01%
Halcon Resources Corp .expires 09/09/2020, strike price $0.010		USD			9,675	24,091

Midstates Petroleum expires 04/21/2020, strike price $0.010		USD			3,236	32

Transportation Non Air/Rail - 0.00%(5)
General Maritime Corp .expires 05/17/2017, strike price $0.010		USD			2,984	0

TOTAL WARRANTS (Cost $102,323)						141,457

SHORT TERM INVESTMENTS - 3.02%
Money Market Mutual Funds - 3.02%
State Street Institutional Liquid Reserves Fund (7-Day Yield)		USD	0.47%	N/A	7,856,631	7,855,939

TOTAL SHORT TERM INVESTMENTS (Cost $7,855,939)						7,855,939

Total Investments - 99.37% (Cost $259,066,287)						258,292,460
Other Assets in Excess of Liabilities - 0.63%						1,636,103

Net Assets - 100.00%						$259,928,563

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR - Euro Currency
GBP - Great British Pound
USD - United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $103,461,359, which represents approximately 39.80% of net assets as of November 30, 2016.

(2)	Security is in default and therefore is non-income producing.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	39

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2016 (Unaudited)

(3)
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(4)	Non-income producing security.
(5)	Amount represents less than 0.005% of net assets.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	EUR	491,872	Sale	12/09/16	$521,598	$17,655
J.P. Morgan Chase & Co.	GBP	185,200	Purchase	12/09/16	231,798	1,241
						$18,896
J.P. Morgan Chase & Co.	EUR	491,872	Purchase	12/09/16	$521,598	$(7,375)
J.P. Morgan Chase & Co.	GBP	185,200	Sale	12/09/16	231,798	(6,431)
						$(13,806)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
SOVEREIGN DEBT OBLIGATIONS - 79.05%
Argentina - 1.44%
Republic of Argentina:
		ARS	16.00%	10/17/23	46,060,000	$2,816,265
		ARS	15.50%	10/17/26	98,236,000	6,028,867
		EUR	7.82%	12/31/33	1,691,231	1,729,715
		EUR	7.82%	12/31/33	2,463,226	2,532,330
						13,107,177

Brazil - 16.17%
Brazil Letras do Tesouro Nacional:
		BRL	0.00%	01/01/17	55,710,000	16,281,180	(1)
		BRL	0.00%	01/01/18	74,728,000	19,547,867	(1)
		BRL	0.00%	07/01/18	141,615,000	35,164,553	(1)
		BRL	0.00%	01/01/19	38,439,000	9,057,240	(1)
		BRL	0.00%	07/01/19	34,450,000	7,692,565	(1)
Nota Do Tesouro Nacional:
		BRL	10.00%	01/01/21	44,728,000	12,541,988
		BRL	10.00%	01/01/23	24,938,000	6,826,114
		BRL	10.00%	01/01/25	134,478,000	36,280,937
		BRL	10.00%	01/01/27	13,930,000	3,709,585
						147,102,029

Colombia - 7.26%
Bogota Distrio Capital		COP	9.75%	07/26/28	65,141,000,000	21,663,172	(2)
International Bank for Reconstruction & Development		COP	8.00%	03/02/20	1,020,000,000	350,089
Republic of Colombia:
		COP	7.75%	04/14/21	24,451,000,000	8,270,256
		COP	4.38%	03/21/23	742,000,000	208,204
		COP	10.00%	07/24/24	50,781,100,000	19,266,891
		COP	7.50%	08/26/26	2,132,600,000	702,211
		COP	9.85%	06/28/27	33,767,000,000	12,812,187
Titulos De Tesoreira		COP	11.00%	07/24/20	7,623,500,000	2,810,020
						66,083,030

Indonesia - 10.63%
Republic of Indonesia:
		IDR	8.25%	07/15/21	113,624,000,000	8,488,075
		IDR	7.00%	05/15/22	233,030,000,000	16,496,512
		IDR	5.63%	05/15/23	34,887,000,000	2,261,162
		IDR	11.00%	09/15/25	86,142,000,000	7,453,595
		IDR	8.38%	09/15/26	23,600,000,000	1,772,138
		IDR	6.13%	05/15/28	149,010,000,000	9,262,776
		IDR	9.00%	03/15/29	185,752,000,000	14,444,522
		IDR	8.75%	05/15/31	13,809,000,000	1,057,136
		IDR	8.25%	06/15/32	232,400,000,000	17,028,434
		IDR	6.63%	05/15/33	129,002,000,000	8,051,333
		IDR	8.38%	03/15/34	141,460,000,000	10,415,172
						96,730,855

Malaysia - 7.98%
Malaysian Government:
		MYR	3.31%	10/31/17	9,400,000	2,097,964
		MYR	3.58%	09/28/18	45,400,000	10,112,327
		MYR	3.65%	10/31/19	30,000,000	6,640,170

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	41

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Malaysia (continued)
Malaysian Government: (continued)
		MYR	3.62%	11/30/21	60,000,000	$13,186,296
		MYR	3.48%	03/15/23	62,120,000	13,241,881
		MYR	4.18%	07/15/24	53,160,000	11,689,010
		MYR	3.96%	09/15/25	15,866,000	3,417,620
		MYR	4.39%	04/15/26	16,370,000	3,619,654
		MYR	3.90%	11/30/26	21,250,000	4,591,637
		MYR	4.50%	04/15/30	11,870,000	2,576,795
		MYR	3.84%	04/15/33	6,980,000	1,379,288
						72,552,642
Mexico - 4.73%
Mexican Bonos:
		MXN	10.00%	12/05/24	352,780,900	20,034,505
		MXN	5.75%	03/05/26	18,700,000	814,717
		MXN	8.50%	05/31/29	42,515,000	2,239,656
		MXN	7.75%	05/29/31	89,606,000	4,431,169
		MXN	7.75%	11/23/34	84,596,000	4,174,329
		MXN	10.00%	11/20/36	50,396,000	3,050,985
		MXN	8.50%	11/18/38	119,442,000	6,334,427
		MXN	7.75%	11/13/42	39,130,000	1,926,069
						43,005,857

Peru - 0.16%
Republic of Peru		PEN	6.35%	08/12/28	4,875,000	1,417,104	(3)

Poland - 4.78%
Republic of Poland:
		PLN	2.75%	08/25/23	16,248,107	4,198,398
		PLN	4.00%	10/25/23	26,635,000	6,586,663
		PLN	3.25%	07/25/25	111,425,000	25,895,065
		PLN	2.50%	07/25/26	9,550,000	2,064,103
		PLN	2.75%	04/25/28	13,050,000	2,801,423
		PLN	5.75%	04/25/29	6,820,000	1,937,410
						43,483,062

Romania - 1.64%
Romania Government:
		RON	5.85%	04/26/23	27,590,000	7,513,899
		RON	4.75%	02/24/25	22,100,000	5,698,081
		RON	5.80%	07/26/27	6,070,000	1,685,731
						14,897,711

Russia - 4.88%
Russian Federation:
		RUB	7.60%	04/14/21	794,910,000	11,919,001
		RUB	6.50%	11/24/21	288,490,000	4,185,298	(4)
		RUB	7.60%	07/20/22	793,582,000	11,769,146
		RUB	7.00%	01/25/23	559,300,000	8,011,182
		RUB	7.00%	08/16/23	306,660,000	4,373,342
		RUB	8.15%	02/03/27	274,180,000	4,138,889
						44,396,858

South Africa - 11.09%
Republic of South Africa:
		ZAR	7.75%	02/28/23	410,700,000	27,820,523
		ZAR	10.50%	12/21/26	293,203,000	22,831,680

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
South Africa (continued)
Republic of South Africa: (continued)
		ZAR	7.00%	02/28/31	331,075,000	$19,081,200
		ZAR	6.25%	03/31/36	310,320,000	15,560,262
		ZAR	6.50%	02/28/41	174,390,000	8,711,655
		ZAR	8.75%	02/28/48	107,519,000	6,893,495
						100,898,815

Thailand - 3.63%
Thailand Government:
		THB	1.20%	07/14/21	342,681,612	9,391,618
		THB	3.63%	06/16/23	28,400,000	857,361
		THB	3.85%	12/12/25	158,070,000	4,874,749
		THB	3.58%	12/17/27	202,770,000	6,088,010
		THB	4.88%	06/22/29	262,446,000	8,841,350
		THB	4.68%	06/29/44	83,167,000	2,944,880
						32,997,968

Turkey - 4.66%
Republic of Turkey:
		TRY	9.20%	09/22/21	14,525,000	3,997,261
		TRY	9.50%	01/12/22	13,930,000	3,859,871
		TRY	8.50%	09/14/22	51,360,000	13,521,297
		TRY	7.10%	03/08/23	32,760,000	7,957,103
		TRY	10.40%	03/20/24	17,800,000	5,066,915
		TRY	9.00%	07/24/24	12,550,000	3,309,457
		TRY	10.60%	02/11/26	16,300,000	4,675,510
						42,387,414
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $857,223,668)						719,060,522
CORPORATE BONDS - 3.30%
Mexico - 3.30%
America Movil SAB de CV		MXN	6.00%	06/09/19	242,900,000	11,336,711
Petroleos Mexicanos:
		MXN	7.19%	09/12/24	163,460,000	6,691,246	(2)
		MXN	7.47%	11/12/26	301,560,000	11,979,741
						30,007,698

TOTAL CORPORATE BONDS (Cost $40,431,452)						30,007,698

SHORT TERM INVESTMENTS - 0.92%
Money Market Mutual Funds - 0.92%
State Street Institutional Liquid Reserves Fund (7-Day Yield)		USD	0.47%	N/A	8,359,490	8,360,189

TOTAL SHORT TERM INVESTMENTS (Cost $8,360,189)						8,360,189

Total Investments - 83.27% (Cost $906,015,309)						757,428,409
Other Assets In Excess of Liabilities - 16.73%						152,135,474	(5)

Net Assets - 100.00%						$909,563,883

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	43

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2016 (Unaudited)

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS	-	Argentine Peso
BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro
IDR	-	Indonesian Rupiah
HUF	-	Hungarian Forint
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2016, the aggregate market value of those securities was $28,354,418, which represents approximately 3.12% of net assets.

(3)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,417,104, which represents approximately 0.16% of net assets as of November 30, 2016.

(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2016.
(5)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	30,438,900	Sale	12/02/16	$8,994,776	$396,496
Citigroup Global Markets	BRL	39,470,044	Purchase	12/02/16	11,663,503	75,117
Citigroup Global Markets	COP	43,326,251,993	Purchase	12/09/16	14,065,360	7,524
Citigroup Global Markets	EUR	2,656,005	Sale	12/02/16	2,815,154	16,599
Citigroup Global Markets	MYR	8,743,440	Sale	12/09/16	1,957,056	104,444
Citigroup Global Markets	RUB	128,200,722	Purchase	01/13/17	1,980,063	24,666
Citigroup Global Markets	ZAR	85,692,086	Sale	01/13/17	6,032,581	48,826
Goldman Sachs & Co.	BRL	78,831,268	Sale	12/02/16	23,294,849	1,278,646
Goldman Sachs & Co.	BRL	87,710,095	Purchase	12/02/16	25,918,566	204,625
Goldman Sachs & Co.	MYR	12,545,159	Sale	12/09/16	2,808,000	152,301
Goldman Sachs & Co.	RUB	184,731,068	Purchase	01/13/17	2,853,176	33,586
Goldman Sachs & Co.	TRY	25,422,036	Sale	12/09/16	7,383,297	586,743
Goldman Sachs & Co.	ZAR	87,154,161	Sale	01/13/17	6,135,508	80,244
J.P. Morgan Chase & Co.	BRL	36,271,285	Sale	12/02/16	10,718,261	506,144
J.P. Morgan Chase & Co.	BRL	45,272,548	Purchase	12/02/16	13,378,158	78,349
J.P. Morgan Chase & Co.	EUR	6,903,000	Sale	12/02/16	7,316,630	42,217
J.P. Morgan Chase & Co.	MYR	10,201,998	Sale	12/09/16	2,283,527	125,673
J.P. Morgan Chase & Co.	RUB	72,122,520	Purchase	01/13/17	1,113,934	13,415
J.P. Morgan Chase & Co.	THB	352,600,000	Sale	01/13/17	9,879,380	22,333
J.P. Morgan Chase & Co.	TRY	30,321,206	Sale	12/09/16	8,806,158	699,071
J.P. Morgan Chase & Co.	ZAR	59,593,723	Sale	01/13/17	4,195,300	57,142

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2016 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	RUB	1,144,793,048	Purchase	12/08/16	$17,813,114	$91,036
						$4,645,197
Citigroup Global Markets	BRL	5,223,452	Purchase	12/02/16	$1,543,544	$(71,873)
Citigroup Global Markets	BRL	39,470,044	Sale	02/02/17	11,461,748	(93,320)
Citigroup Global Markets	COP	11,759,874,000	Sale	01/20/17	3,792,023	(81,113)
Citigroup Global Markets	EUR	6,899,000	Purchase	12/02/16	7,312,390	(283,892)
Citigroup Global Markets	EUR	4,242,995	Sale	12/02/16	4,497,236	(9,305)
Citigroup Global Markets	EUR	2,656,005	Purchase	01/06/17	2,820,635	(16,978)
Citigroup Global Markets	HUF	1,346,120,450	Purchase	01/20/17	4,567,008	(66,080)
Citigroup Global Markets	MXN	63,819,102	Purchase	12/14/16	3,096,193	(83,807)
Citigroup Global Markets	MXN	153,493,564	Purchase	01/13/17	7,418,852	(28,040)
Citigroup Global Markets	MYR	19,025,601	Purchase	12/09/16	4,258,525	(247,242)
Citigroup Global Markets	PEN	27,821,723	Purchase	12/09/16	8,142,101	(77,748)
Citigroup Global Markets	PLN	39,442,170	Purchase	01/20/17	9,378,055	(72,567)
Citigroup Global Markets	RON	50,406,694	Purchase	01/20/17	11,872,974	(31,401)
Citigroup Global Markets	RUB	128,200,722	Purchase	12/02/16	1,998,332	(18,668)
Citigroup Global Markets	RUB	128,200,722	Sale	12/02/16	1,998,332	(26,013)
Citigroup Global Markets	TRY	22,535,131	Purchase	12/09/16	6,544,856	(283,144)
Deutsche Bank	PLN	85,072,690	Purchase	12/09/16	20,239,100	(54,086)
Goldman Sachs & Co.	BRL	5,378,974	Purchase	12/02/16	1,589,501	(73,499)
Goldman Sachs & Co.	BRL	64,739,067	Sale	02/02/17	18,799,646	(145,542)
Goldman Sachs & Co.	MXN	478,179,762	Purchase	12/09/16	23,213,489	(103,709)
Goldman Sachs & Co.	MXN	113,718,000	Purchase	01/13/17	5,496,367	(7,360)
Goldman Sachs & Co.	PEN	15,951,925	Purchase	12/09/16	4,668,373	(48,340)
Goldman Sachs & Co.	PLN	107,029,677	Purchase	12/09/16	25,462,747	(22,391)
Goldman Sachs & Co.	RUB	184,731,068	Sale	12/02/16	2,879,500	(35,296)
Goldman Sachs & Co.	RUB	128,486,060	Purchase	12/02/16	2,002,780	(15,220)
J.P. Morgan Chase & Co.	BRL	5,254,311	Purchase	12/02/16	1,552,663	(71,545)
J.P. Morgan Chase & Co.	BRL	45,272,548	Sale	02/02/17	13,146,743	(99,147)
J.P. Morgan Chase & Co.	EUR	6,903,000	Purchase	12/02/16	7,316,630	(285,078)
J.P. Morgan Chase & Co.	EUR	5,878,000	Purchase	01/06/17	6,242,342	(38,566)
J.P. Morgan Chase & Co.	HUF	1,499,518,500	Purchase	01/20/17	5,087,444	(71,923)
J.P. Morgan Chase & Co.	MXN	84,291,200	Purchase	01/13/17	4,074,072	(8,518)
J.P. Morgan Chase & Co.	MYR	11,139,627	Purchase	12/09/16	2,493,398	(146,324)
J.P. Morgan Chase & Co.	RON	37,430,937	Purchase	01/20/17	8,816,617	(22,483)
J.P. Morgan Chase & Co.	RUB	128,367,528	Purchase	12/02/16	2,000,932	(16,068)
J.P. Morgan Chase & Co.	RUB	72,122,520	Sale	12/02/16	1,124,212	(14,122)
J.P. Morgan Chase & Co.	TRY	123,330,059	Purchase	12/08/16	35,827,279	(62,354)
						$(2,832,762)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	45

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
CORPORATE BONDS - 97.18%
Algeria - 1.00%
GTH Finance BV:
		USD	6.25%	04/26/20	86,000	$89,440	(1)
		USD	7.25%	04/26/23	53,000	56,577	(1)
						146,017

Angola - 1.79%
Puma International Financing SA		USD	6.75%	02/01/21	255,000	261,954	(1)

Argentina - 2.32%
Arcor SAIC		USD	6.00%	07/06/23	43,000	44,075	(1)
Cablevision SA		USD	6.50%	06/15/21	110,000	111,788	(1)
Petrobras Argentina SA		USD	7.38%	07/21/23	116,000	113,245	(1)
YPF SA		USD	8.75%	04/04/24	67,000	69,358	(1)
						338,466

Brazil - 7.84%
Braskem Finance Ltd.		USD	5.75%	04/15/21	26,000	27,040	(2)
Cosan Luxembourg SA		USD	7.00%	01/20/27	71,000	70,556	(1)
ESAL GmbH		USD	6.25%	02/05/23	59,000	56,448	(1)
GTL Trade Finance, Inc.		USD	5.89%	04/29/24	33,000	32,522	(1)
Itau Unibanco Holding SA		USD	5.65%	03/19/22	77,000	79,310	(1)
Marfrig Holdings Europe BV:
		USD	6.88%	06/24/19	68,000	69,445	(1)
		USD	8.00%	06/08/23	107,000	107,401	(1)
Minerva Luxembourg SA		USD	6.50%	09/20/26	60,000	56,550	(1)
Petrobras Global Finance BV:
		USD	5.38%	01/27/21	159,000	155,621
		USD	8.38%	05/23/21	114,000	122,490
		USD	6.25%	03/17/24	74,000	71,771
St Marys Cement, Inc.		USD	5.75%	01/28/27	89,000	85,106	(1)
Vale Overseas Ltd.:
		USD	4.63%	09/15/20	37,000	37,270
		USD	4.38%	01/11/22	78,000	77,049
		USD	6.88%	11/10/39	102,000	96,900
						1,145,479

Chile - 4.20%
Cencosud SA		USD	4.88%	01/20/23	133,000	133,765	(1)
Colbun SA		USD	4.50%	07/10/24	106,000	106,795	(1)
Empresa Electrica Angamos SA		USD	4.88%	05/25/29	63,000	59,850	(1)
Empresa Nacional de Electricidad SA		USD	4.25%	04/15/24	33,000	33,198
Empresa Nacional de Telecomunicaciones SA		USD	4.88%	10/30/24	45,000	45,225	(1)
Entel Chile SA		USD	4.75%	08/01/26	60,000	59,325	(1)
GeoPark Latin America Ltd. Agencia en Chile		USD	7.50%	02/11/20	106,000	97,520	(1)
VTR Finance BV		USD	6.88%	01/15/24	77,000	78,540	(1)
						614,218
China - 7.37%
China Life Insurance Co. Ltd.		USD	4.00%	07/03/75	300,000	295,593	(3)
CITIC Ltd.		USD	8.63%	Perpetual	200,000	221,500	(3)(4)
CNOOC Finance 2013 Ltd.		USD	3.00%	05/09/23	200,000	193,708

46	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
China (continued)
Lenovo Group Ltd.		USD	4.70%	05/08/19	350,000	$366,348
						1,077,149

Colombia - 4.61%
Banco de Bogota SA		USD	6.25%	05/12/26	93,000	92,380	(1)
Bancolombia SA		USD	5.13%	09/11/22	100,000	100,350
Ecopetrol SA:
		USD	5.88%	09/18/23	52,000	53,794
		USD	5.38%	06/26/26	108,000	104,355
		USD	7.38%	09/18/43	76,000	73,378
GrupoSura Finance SA		USD	5.50%	04/29/26	85,000	86,381	(1)
Millicom International Cellular SA		USD	6.63%	10/15/21	60,000	63,000	(1)
Oleoducto Central SA		USD	4.00%	05/07/21	89,000	88,332	(1)
SUAM Finance BV		USD	4.88%	04/17/24	12,000	12,060	(1)
						674,030

Guatemala - 1.85%
Comcel Trust via Comunicaciones Celulares SA		USD	6.88%	02/06/24	270,000	270,675	(1)

Hong Kong - 4.29%
CLP Power Hong Kong Financing Ltd.		USD	2.88%	04/26/23	200,000	196,849
Hutchison Whampoa International 12 Ltd.		USD	6.00%	Perpetual	220,000	222,049	(2)(3)(4)
Towngas Finance Ltd.		USD	4.75%	Perpetual	200,000	207,200	(3)(4)
						626,098

India - 7.55%
ABJA Investment Co. Pte Ltd.		USD	5.95%	07/31/24	200,000	195,861
Adani Transmission		USD	4.00%	08/03/26	126,000	120,314	(1)
Bharti Airtel International Netherlands BV:
		USD	5.13%	03/11/23	36,000	37,618	(1)
		USD	5.35%	05/20/24	100,000	104,992	(2)
Greenko Dutch BV		USD	8.00%	08/01/19	187,000	198,339	(2)
Greenko Investment Co.		USD	4.88%	08/16/23	55,000	52,250	(1)
ICICI Bank Ltd.		USD	6.38%	04/30/22	100,000	100,625	(2)(3)
Reliance Industries Ltd.		USD	4.13%	01/28/25	99,000	98,672	(1)
Vedanta Resources PLC:
		USD	6.00%	01/31/19	66,000	66,165	(1)
		USD	8.25%	06/07/21	77,000	79,651	(1)
		USD	7.13%	05/31/23	51,000	48,577	(1)
						1,103,064

Indonesia - 3.38%
Listrindo Capital BV		USD	4.95%	09/14/26	34,000	33,150	(1)
Perusahaan Gas Negara Persero Tbk		USD	5.13%	05/16/24	98,000	100,931	(2)
Pratama Agung Pte Ltd.		USD	6.25%	02/24/20	350,000	360,500
						494,581

Israel - 2.17%
Delek & Avner Tamar Bond Ltd.:
		USD	3.84%	12/30/18	47,000	48,057	(1)
		USD	5.08%	12/30/23	233,000	238,243	(1)
		USD	5.41%	12/30/25	30,000	30,525	(1)
						316,825

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Jamaica - 1.84%
Digicel Group Ltd.		USD	7.13%	04/01/22	358,000	$268,500	(2)

Kazakhstan - 1.31%
Zhaikmunai LLP		USD	7.13%	11/13/19	207,000	191,993	(1)

Kuwait - 1.75%
Equate Petrochemical BV:
		USD	3.00%	03/03/22	72,000	68,249	(1)
		USD	4.25%	11/03/26	198,000	187,605	(1)
						255,854

Macau - 2.46%
MCE Finance Ltd.		USD	5.00%	02/15/21	117,000	118,170	(1)
Studio City Co. Ltd.:
		USD	5.88%	11/30/19	181,000	186,430	(1)
		USD	7.25%	11/30/21	53,000	54,524	(1)
						359,124

Malaysia - 1.39%
Axiata SPV2 Bhd		USD	3.47%	11/19/20	200,000	203,596

Mexico - 6.57%
Alfa SAB de CV		USD	5.25%	03/25/24	35,000	34,930	(1)
BBVA Bancomer SA		USD	6.75%	09/30/22	86,000	92,127	(1)
Cemex SAB de CV:
		USD	5.70%	01/11/25	95,000	92,388	(1)
		USD	7.75%	04/16/26	79,000	84,530	(1)
Gruma SAB de CV		USD	4.88%	12/01/24	34,000	35,020	(1)
Metalsa SA de CV		USD	4.90%	04/24/23	134,000	125,960	(1)
Mexico Generadora De Energia		USD	5.50%	12/06/32	145,561	141,922	(1)
Nemak SAB de CV		USD	5.50%	02/28/23	42,000	41,318	(1)
Sixsigma Networks Mexico SA de CV		USD	8.25%	11/07/21	117,000	109,395	(1)
Southern Copper Corp.:
		USD	6.75%	04/16/40	77,000	80,273
		USD	5.25%	11/08/42	136,000	122,420
						960,283

Morocco - 2.36%
OCP SA:
		USD	5.63%	04/25/24	112,000	115,780	(1)
		USD	4.50%	10/22/25	168,000	159,600	(1)
		USD	6.88%	04/25/44	70,000	69,300	(1)
						344,680

Peru - 3.20%
Banco de Credito del Peru		USD	4.25%	04/01/23	46,000	47,150	(2)
BBVA Banco Continental SA		USD	5.00%	08/26/22	97,000	102,941	(1)
Cia Minera Ares SAC		USD	7.75%	01/23/21	55,000	59,262	(1)
Cia Minera Milpo SAA		USD	4.63%	03/28/23	178,000	175,553	(1)
Kallpa Generacion SA		USD	4.88%	05/24/26	82,000	82,103	(1)
						467,009

Philippines - 0.74%
FPT Finance Ltd.		USD	6.38%	09/28/20	100,000	108,054

Qatar - 0.65%
Ooredoo International Finance Ltd.		USD	3.25%	02/21/23	95,000	94,406	(1)

48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Russia - 7.05%
Gazprom OAO Via Gaz Capital SA:
		USD	8.15%	04/11/18	286,000	$306,020	(1)
		USD	9.25%	04/23/19	52,000	58,565	(1)
		USD	6.51%	03/07/22	104,000	112,645	(1)
Rosneft Oil Co. via Rosneft International Finance Ltd.		USD	4.20%	03/06/22	565,000	552,994	(1)
						1,030,224

Singapore - 1.38%
United Overseas Bank Ltd.		USD	2.88%	10/17/22	200,000	201,008	(3)

South Africa - 0.96%
Myriad International Holdings BV		USD	5.50%	07/21/25	139,000	140,216	(1)

South Korea - 3.21%
Kia Motors Corp.		USD	3.25%	04/21/26	180,000	177,022	(1)
Korea Gas Corp.		USD	3.88%	02/12/24	150,000	157,011	(1)
Korea National Oil Corp.		USD	3.25%	07/10/24	134,000	135,415	(1)
						469,448

Thailand - 3.77%
Bangkok Bank PCL:
		USD	3.30%	10/03/18	64,000	65,290	(1)
		USD	3.88%	09/27/22	136,000	141,808	(1)
PTT Exploration & Production PCL		USD	4.88%	Perpetual	343,000	343,875	(1)(3)(4)
						550,973

Turkey - 4.77%
Turk Telekomunikasyon AS		USD	4.88%	06/19/24	65,000	61,181	(1)
Turkiye Garanti Bankasi AS:
		USD	4.75%	10/17/19	24,000	23,904	(1)
		USD	5.50%	04/21/22	87,000	81,998	(1)
		USD	5.25%	09/13/22	199,000	192,532	(1)
Turkiye Is Bankasi:
		USD	5.00%	04/30/20	211,000	205,303	(1)
		USD	6.00%	10/24/22	72,000	68,040	(1)
Turkiye Vakiflar Bankasi TAO		USD	6.00%	11/01/22	69,000	64,213	(1)
						697,171

United Arab Emirates - 5.40%
DP World Ltd.		USD	6.85%	07/02/37	216,000	221,400	(1)
Dubai Holding Commercial Operations MTN Ltd.		GBP	6.00%	02/01/17	150,000	188,618
MAF Global Securities Ltd.		USD	7.13%	Perpetual	362,000	378,290	(3)(4)
						788,308

TOTAL CORPORATE BONDS (Cost $14,139,324)						14,199,403

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
SHORT TERM INVESTMENTS - 1.77%
Money Market Mutual Funds - 1.77%
State Street Institutional Liquid Reserves Fund (7-Day Yield)		USD	0.47%	N/A	258,913	$258,933

TOTAL SHORT TERM INVESTMENTS (Cost $258,933)						258,933

Total Investments - 98.95% (Cost $14,398,257)						14,458,336
Other Assets In Excess of Liabilities - 1.05%						152,752

Net Assets - 100.00%						$14,611,088

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
GBP	- Great Britain Pound
USD	- United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,883,783, which represents approximately 60.80% of net assets as of November 30, 2016.

(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2016, the aggregate market value of those securities was $1,069,626, which represents approximately 7.32% of net assets.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2016.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	GBP	157,400	Purchase	12/09/16	$197,003	$888
						$888

Citigroup Global Markets	GBP	157,800	Sale	01/11/17	$197,676	$(825)
J.P. Morgan Chase & Co.	GBP	157,400	Sale	12/09/16	197,003	(5,465)
						$(6,290)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements

50	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS ‐ 38.77%
Aerospace/Defense ‐ 0.16%
L‐3 Communications Corp.		USD	3.85%	12/15/26	25,000	$24,990

Automotive ‐ 1.55%
Ford Motor Credit Co. LLC		USD	3.16%	08/04/20	75,000	75,331
General Motors Financial Co., Inc.		USD	3.70%	05/09/23	100,000	98,390
Hyundai Capital America		USD	2.55%	02/06/19	75,000	75,447	(1)
						249,168

Banking ‐ 8.67%
American Express Co.		USD	3.63%	12/05/24	50,000	50,047
Bank of America Corp.:
		USD	3.95%	04/21/25	25,000	24,798
Series GMTN		USD	3.30%	01/11/23	175,000	175,367
BPCE SA		USD	5.70%	10/22/23	50,000	52,324	(1)
Capital One Financial Corp.		USD	6.75%	09/15/17	50,000	51,992
Citigroup, Inc.:
		USD	4.40%	06/10/25	100,000	102,193
		USD	4.60%	03/09/26	100,000	103,113
Deutsche Bank AG		USD	3.70%	05/30/24	75,000	70,099
The Goldman Sachs Group, Inc.		USD	2.35%	11/15/21	125,000	121,506
JPMorgan Chase & Co.		USD	2.70%	05/18/23	75,000	73,082
Lloyds Banking Group PLC		USD	4.58%	12/10/25	75,000	74,285
Mizuho Financial Group, Inc.		USD	2.27%	09/13/21	75,000	72,803
Morgan Stanley		USD	4.88%	11/01/22	75,000	80,754
The PNC Financial Services Group, Inc.		USD	3.90%	04/29/24	100,000	102,711
Santander UK PLC		USD	5.00%	11/07/23	75,000	76,003	(1)
Wells Fargo & Co.		USD	2.10%	07/26/21	175,000	171,192
						1,402,269

Chemicals ‐ 0.61%
Eastman Chemical Co.		USD	4.65%	10/15/44	25,000	24,194
The Mosaic Co.		USD	4.25%	11/15/23	75,000	74,863
						99,057

Consumer Products ‐ 0.48%
Newell Brands, Inc.		USD	3.85%	04/01/23	75,000	77,219

Drillers/Services ‐ 0.32%
Schlumberger Holdings Corp.		USD	4.00%	12/21/25	50,000	51,879	(1)

Electric ‐ 4.32%
Ameren Corp.		USD	2.70%	11/15/20	75,000	75,638
DTE Energy Co., Series F		USD	3.85%	12/01/23	75,000	77,877
Duke Energy Corp.		USD	3.75%	09/01/46	50,000	44,415
Entergy Louisiana LLC		USD	3.05%	06/01/31	75,000	71,183
Eversource Energy		USD	2.50%	03/15/21	50,000	49,754
Exelon Generation Co. LLC		USD	5.60%	06/15/42	75,000	71,221
Georgia Power Co.		USD	4.30%	03/15/42	50,000	49,961
Oncor Electric Delivery Co. LLC		USD	2.15%	06/01/19	80,000	80,154
South Carolina Electric & Gas Co.		USD	4.10%	06/15/46	50,000	49,353
The Southern Co.		USD	1.55%	07/01/18	50,000	49,847

Stone Harbor Investment Funds Semi-Annual Report| November 30, 2016	51

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Electric (continued)
WEC Energy Group, Inc.		USD	2.45%	06/15/20	75,000	$75,240
						694,643

Environmental Services ‐ 0.48%
Republic Service, Inc.		USD	3.55%	06/01/22	75,000	77,816

Exploration & Production ‐ 1.27%
Anadarko Petroleum Corp.		USD	6.45%	09/15/36	50,000	56,308
Apache Corp.		USD	5.10%	09/01/40	75,000	75,402
Continental Resources, Inc.		USD	4.50%	04/15/23	75,000	73,313
						205,023

Food and Beverage ‐ 1.90%
Anheuser‐Busch InBev Finance, Inc.:
		USD	2.63%	01/17/23	50,000	48,879
		USD	4.90%	02/01/46	50,000	53,577
Kraft Heinz Foods Co.		USD	4.88%	02/15/25	75,000	81,576	(1)
PepsiCo, Inc.		USD	4.25%	10/22/44	50,000	50,777
Pernod Ricard SA		USD	3.25%	06/08/26	75,000	72,164	(1)
						306,973

Gas Pipelines ‐ 2.76%
Boardwalk Pipelines LP		USD	3.38%	02/01/23	50,000	47,228
Dominion Gas Holdings LLC		USD	4.80%	11/01/43	50,000	50,541
EQT Midstream Partners LP		USD	4.00%	08/01/24	75,000	72,767
Kinder Morgan, Inc.		USD	5.55%	06/01/45	75,000	74,929
Plains All American Pipeline LP / PAA Finance Corp.		USD	3.60%	11/01/24	50,000	47,246
Spectra Energy Partners LP		USD	3.50%	03/15/25	50,000	48,516
TransCanada PipeLines Ltd.		USD	4.88%	01/15/26	75,000	82,564
Western Gas Partners LP		USD	5.45%	04/01/44	25,000	24,413
						448,204

Healthcare ‐ 0.48%
Medtronic, Inc.:
		USD	3.15%	03/15/22	50,000	51,261
		USD	4.63%	03/15/45	25,000	26,381
						77,642

Leisure ‐ 0.51%
Time Warner, Inc.:
		USD	3.60%	07/15/25	50,000	49,477
		USD	7.63%	04/15/31	25,000	33,077
						82,554

Life Insurance ‐ 0.59%
American International Group, Inc.		USD	3.88%	01/15/35	75,000	70,061
Nippon Life Insurance Co.		USD	5.10%	10/16/44	25,000	25,944	(1)(2)
						96,005

Media ‐ 0.30%
Viacom, Inc.		USD	3.45%	10/04/26	50,000	47,804

52	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Cable ‐ 1.18%
Charter Communications Operating LLC / Charter Communications Operating Capital		USD	6.48%	10/23/45	100,000	$112,383	(1)
Comcast Corp.		USD	4.25%	01/15/33	75,000	77,153
						189,536

Media Other ‐ 1.43%
21st Century Fox America, Inc.		USD	6.65%	11/15/37	25,000	31,001
CBS Corp.		USD	4.85%	07/01/42	50,000	48,824
The Interpublic Group of Cos, Inc.		USD	3.75%	02/15/23	75,000	75,937
Omnicom Group, Inc.:
		USD	3.63%	05/01/22	25,000	25,860
		USD	3.65%	11/01/24	50,000	50,567
						232,189

Metals/Mining/Steel ‐ 0.51%
Newmont Mining Corp.		USD	6.25%	10/01/39	75,000	82,916

Non Captive Finance ‐ 0.94%
Air Lease Corp.		USD	3.88%	04/01/21	50,000	52,250
Discover Bank		USD	4.25%	03/13/26	50,000	51,097
Synchrony Financial		USD	3.70%	08/04/26	50,000	48,057
						151,404

Paper/Forest Products ‐ 0.32%
Packaging Corp. of America		USD	3.90%	06/15/22	50,000	51,278

Pharmaceuticals ‐ 1.83%
Actavis Funding SCS		USD	3.45%	03/15/22	50,000	50,806
Amgen, Inc.		USD	3.63%	05/22/24	50,000	50,941
Gilead Sciences, Inc.		USD	4.50%	02/01/45	75,000	73,956
Teva Pharmaceutical Finance Netherlands III BV		USD	2.20%	07/21/21	125,000	120,126
						295,829

Real Estate Investment Trust (REITs) ‐ 2.17%
Avalonbay Communties, Inc., Series GMTN		USD	3.45%	06/01/25	50,000	49,881
Corporate Office Properties LP		USD	3.60%	05/15/23	75,000	72,388
DDR Corp.		USD	3.38%	05/15/23	75,000	72,763
Digital Realty Trust LP		USD	4.75%	10/01/25	75,000	78,396
Kimco Realty Corp.		USD	3.20%	05/01/21	75,000	76,505
						349,933

Refining ‐ 0.47%
Phillips 66		USD	4.65%	11/15/34	75,000	76,203

Retail Food/Drug ‐ 0.63%
CVS Pass‐Through Trust		USD	6.04%	12/10/28	35,075	39,468
The Kroger Co.		USD	6.90%	04/15/38	50,000	63,177
						102,645

Retail Non Food/Drug ‐ 0.46%
Macy's Retail Holdings, Inc.:
		USD	2.88%	02/15/23	50,000	47,529

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	53

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Non Food/Drug (continued)
Macy's Retail Holdings, Inc. (continued)
		USD	6.90%	04/01/29	25,000	$27,361
						74,890

Technology ‐ 1.79%
Alphabet, Inc.		USD	2.00%	08/15/26	50,000	45,856
Apple, Inc.		USD	3.85%	05/04/43	50,000	46,984
Ingram Micro, Inc.		USD	4.95%	12/15/24	25,000	24,577
Oracle Corp.:
		USD	2.65%	07/15/26	75,000	71,289
		USD	4.30%	07/08/34	50,000	51,392
Tencent Holdings Ltd.		USD	3.80%	02/11/25	50,000	50,834	(1)
						290,932

Transportation Non Air/Rail ‐ 0.89%
ERAC USA Finance LLC		USD	7.00%	10/15/37	50,000	63,118	(1)
FedEx Corp.		USD	5.10%	01/15/44	75,000	80,037
						143,155

Wireless ‐ 0.30%
Crown Castle International Corp.		USD	2.25%	09/01/21	50,000	48,287

Wirelines ‐ 1.45%
AT&T, Inc.:
		USD	3.00%	06/30/22	50,000	49,093
		USD	6.00%	08/15/40	75,000	82,520
Verizon Communications, Inc.:
		USD	1.75%	08/15/21	50,000	47,950
		USD	5.15%	09/15/23	50,000	55,385
						234,948

TOTAL CORPORATE BONDS (Cost $6,289,769)						6,265,391

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES ‐ 13.61%
1211 Avenue of the Americas Trust, Series 2015‐ 1211		USD	3.90%	08/10/35	25,000	26,403	(1)
Banc of America Funding Corp., Series 2012‐R6		USD	0.71%	07/26/36	16,642	16,346	(1)(2)
Bayview Opportunity Master Fund IVb Trust, Series 2016‐CRT1		USD	2.36%	10/27/27	148,607	148,221	(1)(2)
BHMS Mortgage Trust, Series 2014‐ATLS		USD	2.00%	07/05/33	25,000	25,144	(1)(2)
Citigroup Mortgage Loan Trust, Series 2012‐1		USD	0.86%	06/25/35	1,376	1,377	(1)(2)
Cosmopolitan Hotel Trust, Series 2016‐CSMO		USD	1.94%	11/15/21	100,000	100,324	(1)(2)
Ellington Loan Acquisition Trust, Series 2007‐1		USD	1.39%	05/25/37	9,163	9,150	(1)(2)
Fannie Mae Pool, Series 2009		USD	5.00%	02/01/23	236,694	259,195
Financial Asset Securities Corp. AAA Trust, Series 2005‐2		USD	0.82%	11/26/35	32,837	31,178	(1)(2)
Freddie Mac Non Gold Pool:
Series 2012		USD	2.17%	12/01/42	184,360	188,217	(2)
Series 2016‐		USD	2.43%	09/01/43	94,187	96,053	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015‐SC02		USD	3.00%	09/25/45	77,444	75,315
Series 2016‐SC01		USD	3.50%	07/25/46	146,813	147,040

54	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value(Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Freddie Mac Whole Loan Securities Trust (continued)
GAHR Commercial Mortgage Trust, Series 2015‐ NRF		USD	1.81%	12/15/34	99,084	$99,502	(1)(2)
Hyatt Hotel Portfolio Trust, Series 2015‐HYT		USD	1.76%	11/15/29	100,000	100,359	(1)(2)
Invitation Homes Trust, Series 2013‐SFR1		USD	1.91%	12/17/30	47,105	47,129	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007‐CB18		USD	5.44%	06/12/47	36,114	36,128
LSTAR Securities Investment Trust:
Series 2015‐10		USD	2.49%	11/01/20	47,304	46,831	(1)(2)
Series 2015‐9		USD	2.53%	10/01/20	86,381	86,030	(1)(2)
RBSSP Resecuritization Trust:
Series 2012‐6		USD	0.83%	11/26/35	44,843	42,108	(1)(2)
Series 2012‐6		USD	0.82%	01/26/36	43,047	41,790	(1)(2)
Series 2012‐6		USD	0.64%	08/26/36	54,597	53,883	(1)(2)
Santandar Drive Auto Receivables Trust, Series 2013‐1		USD	2.27%	01/15/19	100,000	100,532
TAL Advantage V LLC, Series 2013‐2A		USD	3.55%	11/20/38	35,000	34,029	(1)
Towd Point Mortgage Trust:
Series 2015‐3		USD	3.00%	03/25/54	67,490	68,356	(1)(2)
Series 2015‐5		USD	2.75%	05/25/55	39,779	40,042	(1)(2)
Series 2016‐3		USD	2.25%	08/25/55	135,685	135,188	(1)(2)
TRU Trust, Series 2016‐TOYS		USD	2.79%	11/15/19	50,000	49,916	(1)(2)
VOLT XXII LLC, Series 2015‐NPL4		USD	3.50%	02/25/55	13,505	13,549	(1)(3)
VOLT XXV LLC, Series 2015‐NPL8		USD	3.50%	06/26/45	32,269	32,312	(1)(3)
VOLT XXXIII LLC, Series 2015‐NPL5		USD	3.50%	03/25/55	13,689	13,767	(1)(3)
VOLT XXXIX LLC, Series 2015‐NP13		USD	4.13%	10/25/45	34,461	34,767	(1)(3)

TOTAL ASSET BACKED/ COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $2,197,498)						2,200,181

U.S. TREASURY BONDS/NOTES ‐ 18.51%
U.S. Treasury Bonds		USD	2.50%	02/15/46	425,000	378,848
U.S. Treasury Notes:
		USD	0.75%	02/15/19	250,000	247,749
		USD	1.38%	09/30/20	600,000	593,367
		USD	2.00%	11/15/21	925,000	929,336
		USD	2.75%	02/15/24	250,000	258,711
		USD	2.00%	08/15/25	600,000	582,774

TOTAL U.S. TREASURY BONDS/NOTES (Cost $3,063,294)						2,990,785

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES ‐ 18.33%
FGLMC TBA:
		USD	3.00%	12/13/16	100,000	99,414	(4)
		USD	3.50%	12/13/16	425,000	435,639	(4)
FNMA TBA:
		USD	3.00%	12/13/16	500,000	497,383	(4)
		USD	3.50%	12/13/16	425,000	436,057	(4)
		USD	4.00%	12/13/16	525,000	552,346	(4)
		USD	4.50%	12/13/16	375,000	404,473	(4)
		USD	2.50%	12/19/16	100,000	100,355	(4)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	55

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (continued)
FNMA TBA (continued)
		USD	3.00%	12/19/16	425,000	$436,853	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (Cost $3,018,182)						2,962,520

SHORT TERM INVESTMENTS ‐ 9.90%
Money Market Mutual Funds ‐ 9.90%
State Street Institutional Liquid Reserves Fund (7‐Day Yield)		USD	0.47%	N/A	1,600,188	1,599,985

TOTAL SHORT TERM INVESTMENTS (Cost $1,599,985)						1,599,985

Total Investments ‐ 99.12% (Cost $16,168,728)						16,018,862
Other Assets in Excess of Liabilities ‐ 0.88%						142,188

Net Assets ‐ 100.00%						$16,161,050

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD   -   United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,959,373, which represents approximately 12.12% of net assets as of November 30, 2016.

(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2016.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2016.
(4)	Investment purchased on a delayed delivery basis.

See Notes to Financial Statements.

56	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN‐END FUNDS ‐ 97.91%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	764,581	$7,684,039	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,693,767	13,651,762	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,576,618	16,144,569	(1)
				37,480,370

TOTAL OPEN‐END FUNDS (Cost $39,407,945)				37,480,370

SHORT TERM INVESTMENTS ‐ 0.77%
Money Market Mutual Funds ‐ 0.77%
State Street Institutional Liquid Reserves Fund (7‐Day Yield)	USD	0.47%	296,628	296,658

TOTAL SHORT TERM INVESTMENTS (Cost $296,658)				296,658

Total Investments ‐ 98.68% (Cost $39,704,603)				37,777,028
Other Assets In Excess of Liabilities ‐ 1.32%				505,321	(2)

Net Assets ‐ 100.00%				$38,282,349

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR   -   Euro Currency
GBP   -   Great Britain Pound
MXN  -   Mexican Peso
USD   -   United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for futures contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ Depreciation)
Citigroup Global Markets	EUR	212,800	Sale	01/11/17	$226,052	$710
Citigroup Global Markets	GBP	71,900	Purchase	12/09/16	89,991	406
J.P. Morgan Chase & Co.	EUR	229,400	Sale	12/09/16	243,264	8,302
						$9,418
Citigroup Global Markets	EUR	229,400	Purchase	12/09/16	$243,264	$(692)
Citigroup Global Markets	GBP	63,400	Sale	01/11/17	79,421	(331)
Citigroup Global Markets	MXN	7,416,445	Purchase	12/14/16	359,810	(10,683)
J.P. Morgan Chase & Co.	GBP	71,900	Sale	12/09/16	89,991	(2,497)
J.P. Morgan Chase & Co.	GBP	924,000	Sale	12/23/16	1,157,078	(12,547)
J.P. Morgan Chase & Co.	MXN	8,729,000	Purchase	12/14/16	423,489	(3,500)
						$(30,250)

**	The contracted amount is stated in the currency in which the contract is denominated.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	57

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2016 (Unaudited)
FUTURES CONTRACTS
Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Unrealized Appreciation/(Depreciation)
US 10 Year Note Future	Short	(67)	USD	3/22/17	(8,342,545)	$33,500
					(8,342,545)	$33,500

Euro‐Bund Future	Long	28	EUR	12/08/16	4,509,680	$(128,167)
Long Gilt Future	Long	6	GBP	3/29/17	740,100	(1,501)
US Ultra T‐Bond	Long	2	USD	3/22/17	322,813	(1,812)
					5,572,593	$(131,480)

***	The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION(1)

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at November 30, 2016(2)	Notional Amount(3)	Value	Upfront Premiums Paid	Unrealized Depreciation
CDX HY CDSI S275Y(4)	Intercontinental Exchange	5.000%	12/20/2021	3.881%	$3,750,000	$180,135	$(151,495)	$(28,640)
						$180,135	$(151,495)	$(28,640)

(1)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Based on an indes of 100 North american equities with high yield credit ratings that trade in the CDS market.

See Notes to Financial Statements.

58	www.shiplp.com

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments

November 30, 2016 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN‐END FUNDS ‐ 99.91%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	2,237,933	22,491,228	(1)
Stone Harbor Local Markets Fund	USD	N/A	3,281,252	25,462,519	(1)(2)
				47,953,747

TOTAL OPEN‐END FUNDS (Cost $46,381,116)				47,953,747

SHORT TERM INVESTMENTS ‐ 0.01%
Money Market Mutual Funds ‐ 0.01%
State Street Institutional Liquid Reserves Fund (7‐Day Yield)	USD	0.47%	5,872	5,873

TOTAL SHORT TERM INVESTMENTS (Cost $5,873)				5,873

Total Investments ‐ 99.92%				47,959,620
(Cost $46,386,989)
Other Assets In Excess of Liabilities ‐ 0.08%				38,846

Net Assets ‐ 100.00%				$47,998,466

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD   -   United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	59

Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2016 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund
ASSETS:
Investments, at value(1)	$1,557,445,030	$258,292,460
Investments in affiliates, at value(2)	–	–
Cash	9,432,476	304,997
Foreign currency, at value (3)
Unrealized appreciation on credit default swap contracts	1,924,020	–
Unrealized appreciation on forward foreign currency contracts	3,890,807	18,896
Deposits with brokers for credit default swap contracts and forward foreign currency contracts	520,000	–
Cash pledged as collateral for forward commitments	–	–
Deposits with brokers for futures contracts	–	–
Receivable for investments sold	11,849,589	2,047,235
Receivable for variation margin on future contracts	–	–
Receivable for fund shares sold	20,015,144	33,450
Receivable from adviser	–	–
Receivable on credit default swap contracts	109,200	–
Interest receivable	22,350,907	4,039,597
Prepaid and other assets	37,397	18,377
Total Assets	1,627,574,570	264,755,012
LIABILITIES:
Bank Overdraft	–	–
Payable due to brokers for forward foreign currency contracts	3,340,000	–
Payable for investments purchased	52,088,188	4,255,630
Payable for fund shares redeemed	200,368	350,000
Swap premiums received	2,707,286	–
Unrealized depreciation on forward foreign currency contracts	373,048	13,806
Variation margin payable on credit default swap contracts	–	–
Payable to adviser	750,520	106,666
Payable to administrator	174,051	34,712
Other payables	90,990	65,635
Total Liabilities	59,724,451	4,826,449
Net Assets	$1,567,850,119	$259,928,563
NET ASSETS CONSIST OF:
Paid-in capital	$1,781,031,468	$286,745,662
Undistributed/(overdistributed) net investment income	(4,623,687)	556,352
Accumulated net realized gain/(loss)	(188,612,545)	(26,604,714)
Net unrealized appreciation/(depreciation)	(19,945,117)	(768,737)
Net Assets	$1,567,850,119	$259,928,563
PRICING OF SHARES:
Institutional Class
Net Assets	$1,567,850,119	$259,928,563
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	156,006,820	32,259,632
Net assets value, offering and redemption price per share	$10.05	$8.06

(1)Cost of Investments	$1,582,730,961	$259,066,287

(2)Cost of Investments in affiliates	$–	$–

(3)Cost of Investments in foreign cash	$–	$–

See Notes to Financial Statements.

60	www.shiplp.com

Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2016 (Unaudited)

Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund
$757,428,409	$14,458,336	$16,018,862	$296,658	$5,873
–	–	–	37,480,370	47,953,747
–	42,500	–	–	800
1,325,735			108,030
–	–	–	–	–
4,645,197	888	–	9,418	–

290,000	–	–	203,672	–
–	–	3,562,930	–	–
–	–	–	137,126	–
138,073,355	94,861	128,749	990,000	2,500
–	–	–	21,911	–
51,000	–	–	–	–
–	617	41,268	55,127	64,734
–	–	–	–	–
15,658,455	181,432	93,375	103	3
34,819	14,041	9,273	126,550	17,585
917,506,970	14,792,675	19,854,457	39,428,965	48,045,242

–	–	–	908,079	–
3,030,000	–	–	–	–
990,633	119,767	3,202,899	–	–
222,291	–	440,000	–	2,500
–	–	–	151,495	–
2,832,762	6,290	–	30,250	–
–	–	–	9,525	–
583,504	–	–	–	–
108,123	4,592	8,515	3,366	4,733
175,774	50,938	41,993	43,901	39,543
7,943,087	181,587	3,693,407	1,146,616	46,776
$909,563,883	$14,611,088	$16,161,050	$38,282,349	$47,998,466

$1,383,817,070	$19,470,726	$16,180,578	$40,386,038	$54,603,761
(97,401,245)	(1,428)	(13,997)	49,053	1,870,142
(229,990,986)	(4,912,098)	144,335	(72,548)	(10,048,068)
(146,860,956)	53,888	(149,866)	(2,080,194)	1,572,631
$909,563,883	$14,611,088	$16,161,050	$38,282,349	$47,998,466

$909,563,883	$14,611,088	$16,161,050	$38,282,349	$47,998,466

117,280,328	1,661,652	1,577,669	3,995,818	5,346,630
$7.76	$8.79	$10.24	$9.58	$8.98

$906,015,309	$14,398,257	$16,168,728	$296,658	$5,873

$–	$–	$–	$39,407,945	$46,381,116

$1,326,102	$–	$–	$108,136	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	61

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2016 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund
INVESTMENT INCOME:
Interest(1)	$45,167,827	$8,093,791
Dividends	110,379	10,813
Dividends from affiliated investment companies	–	–
Total Investment Income	45,278,206	8,104,604

EXPENSES:
Operational:
Investment advisory fee	4,756,484	649,752
Administration fees	433,493	85,163
Custodian fees	58,464	20,261
Printing fees	2,802	2,724
Professional fees	44,270	44,270
Trustee fees	80,807	12,898
Transfer agent fees	16,524	11,685
Registration fees	9,853	7,669
Insurance fees	23,345	4,003
Other	8,552	2,253
Total expenses before waiver/reimbursement	5,434,594	840,678
Less fees waived by investment adviser	–	–
Less expenses reimbursed by investment adviser	–	–
Total Net Expenses	5,434,594	840,678
Net Investment Income	39,843,612	7,263,926
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	21,622,825	(8,218,789)
Investments - affiliated investment companies	–	–
Credit default swap contracts	2,057,978	–
Futures contracts	–	–
Forward foreign currency contracts	1,227,827	405,372
Foreign currency transactions	23,535	1,137
Net realized gain/(loss)	24,932,165	(7,812,280)
Change in unrealized appreciation/(depreciation) on:
Investments	(17,750,753)	12,154,974
Credit default swap contracts	2,075,744	–
Futures contracts	–	–
Forward foreign currency contracts	3,441,713	(93,289)
Translation of assets and liabilities denominated in foreign currencies	(84,086)	608
Net change in unrealized appreciation/(depreciation)	(12,317,382)	12,062,293
Net Realized and Unrealized Gain/(Loss)	12,614,783	4,250,013
Net Increase/(Decrease) in Net Assets Resulting from Operations	$52,458,395	$11,513,939

(1)Including Foreign Tax Withholding	$–	$–

See Notes to Financial Statements.

62	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2016 (Unaudited)

Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund
$40,940,635	$442,783	$168,941	$–	$–
16,024	1,017	7,244	425	5
–	–	–	766,987	910,484
40,956,659	443,800	176,185	767,412	910,489

3,689,074	68,554	28,690	105,605	228,969
267,951	7,471	17,218	10,290	16,684
236,520	4,331	6,241	8,800	7,088
3,604	2,334	2,334	2,338	2,401
45,265	34,241	26,220	26,220	20,754
49,808	898	761	1,888	3,497
15,610	10,909	10,318	10,650	11,448
8,404	11,589	8,436	8,618	6,993
15,399	657	235	513	1,428
6,818	1,458	1,451	2,026	2,529
4,338,453	142,442	101,904	176,948	301,791
–	(61,772)	(28,690)	(105,605)	(228,969)
–	–	(32,229)	(48,090)	(51,371)
4,338,453	80,670	40,985	23,253	21,451
36,618,206	363,130	135,200	744,159	889,038

(42,887,515)	133,192	90,384	(50,580)	–
–	–	–	(115,660)	563,528
–	–	–	(79,256)	–
–	–	–	344,512	–
(16,037,676)	45,762	–	75,224	(196,159)
770,135	12,080	–	(43,960)	(48,574)
(58,155,056)	191,034	90,384	130,280	318,795

12,864,933	(57,676)	(341,426)	69,665	568,251
–	–	–	(28,640)	–
–	–	–	(118,338)	–
2,807,474	(8,700)	–	(510)	20,554
247,173	(859)	–	(3,135)	–
15,919,580	(67,235)	(341,426)	(80,958)	588,805
(42,235,476)	123,799	(251,042)	49,322	907,600
$(5,617,270)	$486,929	$(115,842)	$793,481	$1,796,638

$230,334	$–	$–	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	63

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund
	For the Six Months Ended November 30, 2016 (Unaudited)	For the Year Ended May 31, 2016
OPERATIONS:
Net investment income	$39,843,612	$132,338,061
Net realized gain/(loss)	24,932,165	(75,239,163)
Net change in unrealized appreciation/(depreciation)	(12,317,382)	(14,545,970)
Net increase/(decrease) in net assets resulting from operations	52,458,395	42,552,928

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(48,979,868)	(125,569,725)
Net decrease in net assets from distributions to shareholders	(48,979,868)	(125,569,725)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	171,055,744	199,480,217
Issued to shareholders in reinvestment of distributions	46,399,234	118,098,700
Cost of shares redeemed	(226,573,129)	(597,412,891)
Net increase/(decrease) in net assets from capital share transactions	(9,118,151)	(279,833,974)

Net Increase/(Decrease) in Net Assets	(5,639,624)	(362,850,771)

NET ASSETS:
Beginning of period	1,573,489,743	1,936,340,514
End of period	$1,567,850,119	$1,573,489,743
Includes undistributed/(overdistributed) net investment income of:	$(4,623,687)	$4,512,569

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	156,258,645	185,010,068
Shares sold	16,583,680	20,059,678
Shares reinvested	4,459,338	12,105,213
Shares redeemed	(21,294,843)	(60,916,314)
Shares outstanding - end of period	156,006,820	156,258,645

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund
For the Six Months Ended November 30, 2016 (Unaudited)	For the Year Ended May 31, 2016	For the Six Months Ended November 30, 2016 (Unaudited)	For the Year Ended May 31, 2016	For the Six Months Ended November 30, 2016 (Unaudited)	For the Year Ended May 31, 2016
$7,263,926	$16,112,323	$36,618,206	$69,470,968	$363,130	$1,512,161
(7,812,280)	(15,415,405)	(58,155,056)	(297,637,894)	191,034	(1,501,308)
12,062,293	(10,186,279)	15,919,580	114,005,325	(67,235)	(305,707)
11,513,939	(9,489,361)	(5,617,270)	(114,161,601)	486,929	(294,854)

(6,986,139)	(16,172,824)	–	–	(390,639)	(1,499,763)
(6,986,139)	(16,172,824)	–	–	(390,639)	(1,499,763)

2,877,595	5,620,922	116,866,868	217,498,360	–	25,088,754
6,600,919	14,352,976	–	–	390,639	963,639
(4,613,310)	(33,490,494)	(128,188,207)	(739,781,975)	(3,222,407)	(30,912,635)
4,865,204	(13,516,596)	(11,321,339)	(522,283,615)	(2,831,768)	(4,860,242)

9,393,004	(39,178,781)	(16,938,609)	(636,445,216)	(2,735,478)	(6,654,859)

250,535,559	289,714,340	926,502,492	1,562,947,708	17,346,566	24,001,425
$259,928,563	$250,535,559	$909,563,883	$926,502,492	$14,611,088	$17,346,566
$556,352	$278,565	$(97,401,245)	$(134,019,451)	$(1,428)	$26,081

31,654,090	33,382,621	119,102,327	186,605,612	1,967,303	2,634,743
353,297	705,428	13,865,839	27,917,285	–	2,877,035
817,582	1,831,361	–	–	43,472	111,772
(565,337)	(4,265,320)	(15,687,838)	(95,420,570)	(349,123)	(3,656,247)
32,259,632	31,654,090	117,280,328	119,102,327	1,661,652	1,967,303

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	65

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Investment Grade Fund
	For the Six Months Ended November 30, 2016 (Unaudited)	For the Year Ended May 31, 2016
OPERATIONS:
Net investment income	$135,200	$219,467
Net realized gain/(loss)	90,384	68,147
Net realized gain/(loss) on investments ‐ affiliated investment companies	–	–
Distributions from affiliated investment companies	–	–
Net change in unrealized appreciation/(depreciation)	(341,426)	166,394
Net increase/(decrease) in net assets resulting from operations	(115,842)	454,008

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(156,537)	(215,807)
From net realized gains	–	(135,024)
Net decrease in net assets from distributions to shareholders	(156,537)	(350,831)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	1,056,000	7,701,633
Issued to shareholders in reinvestment of distributions	156,537	350,831
Cost of shares redeemed	(572,000)	(2,239,900)
Net increase/(decrease) in net assets from capital share transactions	640,537	5,812,564

Net Increase/(Decrease) in Net Assets	368,158	5,915,741

NET ASSETS:
Beginning of period	15,792,892	9,877,151
End of period	$16,161,050	$15,792,892
Includes undistributed/(overdistributed) net investment income of:	$(13,997)	$7,340

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	1,518,095	953,189
Shares sold	99,914	747,478
Shares reinvested	15,027	34,384
Shares redeemed	(55,367)	(216,956)
Shares outstanding ‐ end of period	1,577,669	1,518,095

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Strategic Income Fund		Stone Harbor Emerging Markets Debt Allocation Fund
For the Six Months Ended November 30, 2016 (Unaudited)	For the Year Ended May 31, 2016	For the Six Months Ended November 30, 2016 (Unaudited)	For the Year Ended May 31, 2016
$744,159	$1,551,464	$889,038	$3,372,901
245,940	713	(244,733)	6,807
(115,660)	(480,155)	563,528	(10,092,327)
–	21,861	–	–
(80,958)	(972,176)	588,805	5,191,251
793,481	121,707	1,796,638	(1,521,368)

(825,819)	(1,277,346)	–	(2,967,695)
–	(480,732)	–	–
(825,819)	(1,758,078)	–	(2,967,695)

2,400,000	2,802,571	1,596,843	53,716,767
721,494	1,236,613	–	2,967,695
(1,300,000)	–	(22,870,251)	(70,119,671)
1,821,494	4,039,184	(21,273,408)	(13,435,209)

1,789,156	2,402,813	(19,476,770)	(17,924,272)

36,493,193	34,090,380	67,475,236	85,399,508
$38,282,349	$36,493,193	$47,998,466	$67,475,236
$49,053	$130,713	$1,870,142	$981,104

3,813,000	3,390,417	7,583,812	9,124,028
243,244	289,702	170,636	6,166,414
74,197	132,881	–	361,033
(134,623)	–	(2,407,818)	(8,067,663)
3,995,818	3,813,000	5,346,630	7,583,812

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	67

Stone Harbor Emerging Markets Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2016 (Unaudited)		For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012

Net asset value ‐ beginning of period	$10.07		$10.47	$11.11	$11.34	$10.93	$11.20
Income/(loss) from investment operations:
Net investment income(1)	0.27		0.77	0.59	0.55	0.55	0.65
Net realized and unrealized gain/(loss) on investments	0.04		(0.43)	(0.70)	(0.31)	0.45	(0.15)
Total income/(loss) from investment operations	0.31		0.34	(0.11)	0.24	1.00	0.50

Less distributions to common shareholders:
From net investment income	(0.33)		(0.74)	(0.53)	(0.47)	(0.54)	(0.67)
From net realized gains	–		–	–	–	(0.05)	(0.10)
Total distributions	(0.33)		(0.74)	(0.53)	(0.47)	(0.59)	(0.77)
Net Increase/(Decrease) in Net Asset Value	(0.02)		(0.40)	(0.64)	(0.23)	0.41	(0.27)
Net asset value ‐ end of period	$10.05		$10.07	$10.47	$11.11	$11.34	$10.93

Total Return(2)	2.99%		3.70%	(1.01)%	2.45%	9.05%	4.61%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,568		$1,573	$1,936	$2,178	$1,837	$1,184
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.69	%(3)	0.68%	0.68%	0.70%	0.68%	0.72%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.69	%(3)	0.68%	0.68%	0.70%	0.68%	0.72%
Ratio of net investment income to average net assets with fee waivers/ reimbursements/repayment of previously waived fees	5.03	%(3)	7.73%	5.54%	5.21%	4.68%	5.78%
Portfolio turnover rate	62%		90%	75%	68%	68%	60%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.
(3)	Annualized.

See Notes to Financial Statements.

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Stone Harbor High Yield Bond Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2016(Unaudited)		For the Year Ended May 31, 2016	For the Year Ended May 31, 2015		For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012
Net asset value ‐ beginning of period	$7.91		$8.68	$9.63		$9.83	$9.13	$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.23		0.49	0.54		0.60	0.70	0.72
Net realized and unrealized gain/(loss) on investments	0.14		(0.77)	(0.58)		0.13	0.72	(0.59)
Total income/(loss) from investment operations	0.37		(0.28)	(0.04)		0.73	1.42	0.13

Less distributions to common shareholders:
From net investment income	(0.22)		(0.49)	(0.60)		(0.64)	(0.68)	(0.70)
From net realized gains	–		–	(0.31)		(0.29)	(0.04)	(0.30)
Total distributions	(0.22)		(0.49)	(0.91)		(0.93)	(0.72)	(1.00)
Net Increase/(Decrease) in Net Asset Value	0.15		(0.77)	(0.95)		(0.20)	0.70	(0.87)
Net asset value ‐ end of period	$8.06		$7.91	$8.68		$9.63	$9.83	$9.13

Total Return(2)(3)	4.69%		(3.03)%	(0.27)%		7.90%	15.87%	1.77%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$260		$251	$290		$303	$387	$520
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.65	%(4)	0.64%	0.62	%(5)	0.62%	0.60%	0.62%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.65	%(4)	0.64%	0.60	%(5)	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.59	%(4)	6.06%	5.98%		6.23%	7.27%	7.67%
Portfolio turnover rate	34%		48%	52%		54%	59%	46%

(1)	Calculated using average shares throughout the period.
(2)
Total returns would have been lower  had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Effective October 1, 2014, the expense limitation rate changed from 0.55% to 0.65%.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	69

Stone Harbor Local Markets Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2016 (Unaudited)		For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012
Net asset value ‐ beginning of period	$7.78		$8.38	$9.96	$10.51	$10.10	$11.21
Income/(loss) from investment operations:
Net investment income(1)	0.31		0.50	0.52	0.53	0.49	0.57
Net realized and unrealized gain/(loss) on investments	(0.33)		(1.10)	(1.98)	(0.96)	0.33	(1.21)
Total income/(loss) from investment operations	(0.02)		(0.60)	(1.46)	(0.43)	0.82	(0.64)

Less distributions to common shareholders:
From net investment income	–		–	(0.12)	(0.07)	(0.39)	(0.45)
From net realized gains	–		–	–	(0.05)	(0.02)	–
From tax return of capital	–		–	–	–	–	(0.02)
Total distributions	–		–	(0.12)	(0.12)	(0.41)	(0.47)
Net Increase/(Decrease) in Net Asset Value	(0.02)		(0.60)	(1.58)	(0.55)	0.41	(1.11)
Net asset value ‐ end of period	$7.76		$7.78	$8.38	$9.96	$10.51	$10.10

Total Return(2)	(0.26)%		(7.16)%	(14.70)%	(4.04)%	7.92%	(5.84)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$910		$927	$1,563	$2,491	$2,464	$1,563
Ratio of expenses to average net assets without fee waivers/reimbursements/ repayment of previously waived fees	0.88	%(3)	0.88%	0.87%	0.88%	0.86%	0.89%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.88	%(3)	0.88%	0.87%	0.88%	0.86%	0.89%
Ratio of net investment income to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	7.44	%(3)	6.49%	5.62%	5.41%	4.45%	5.35%
Portfolio turnover rate	64%		166%	145%	181%	191%	161%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.
(3)	Annualized.

See Notes to Financial Statements.
70	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2016 (Unaudited)		For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Period June 1, 2011 (Commencement of Operations) to May 31, 2012
Net asset value ‐ beginning of period	$8.82		$9.11	$9.23	$9.37	$8.89	$10.00

Income/(loss) from investment operations:
Net investment income(1)	0.20		0.43	0.41	0.41	0.44	0.59
Net realized and unrealized gain/(loss) on investments	0.01		(0.27)	(0.08)	(0.08)	0.46	(1.11)
Total income/(loss) from investment operations	0.21		0.16	0.33	0.33	0.90	(0.52)

Less distributions to common shareholders:
From net investment income	(0.24)		(0.45)	(0.45)	(0.47)	(0.42)	(0.59)
Total distributions	(0.24)		(0.45)	(0.45)	(0.47)	(0.42)	(0.59)
Net Increase/(Decrease) in Net Asset Value	(0.03)		(0.29)	(0.12)	(0.14)	0.48	(1.11)
Net asset value ‐ end of period	$8.79		$8.82	$9.11	$9.23	$9.37	$8.89

Total Return(2)(3)	2.34%		1.92%	3.64%	3.80%	10.13%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15		$17	$24	$26	$68	$35
Ratio of expenses to average net assets without fee waivers/reimbursements	1.77	%(4)	1.37%	1.40%	1.22%	1.16%	1.32%
Ratio of expenses to average net assets with fee waivers/reimbursements	1.00	%(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets with fee waivers/reimbursements	4.50	%(4)	4.93%	4.52%	4.58%	4.68%	6.41%
Portfolio turnover rate	35%		127%	62%	78%	78%	51%

(1)	Calculated using average shares throughout the period.
(2)
Total returns would have been lower  had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	71

Stone Harbor Investment Grade Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2016 (Unaudited)		For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014
Net asset value ‐ beginning of period	$10.40		$10.36	$10.38	$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.09		0.16	0.13	0.07
Net realized and unrealized gain/(loss) on investments	(0.15)		0.12	0.07	0.37
Total income/(loss) from investment operations	(0.06)		0.28	0.20	0.44

Less distributions to common shareholders:
From net investment income	(0.10)		(0.15)	(0.14)	(0.06)
From net realized gains	–		(0.09)	(0.08)	–
Total distributions	(0.10)		(0.24)	(0.22)	(0.06)
Net Increase/(Decrease) in Net Asset Value	(0.16)		0.04	(0.02)	0.38
Net asset value ‐ end of period	$10.24		$10.40	$10.36	$10.38

Total Return(2)(3)	(0.59%)		2.71%	1.94%	4.41%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$16		$16	$10	$3
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.24	%(4)	1.40%	2.07%	4.14	%(4)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.50	%(4)	0.50%	0.50%	0.50	%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	1.65	%(4)	1.57%	1.26%	1.62	%(4)
Portfolio turnover rate	21%		52%	51%	27%

(1)	Calculated using average shares throughout the period.
(2)
Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.
72	www.shiplp.com

Stone Harbor Strategic Income Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2016 (Unaudited)		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015		For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014
Net asset value ‐ beginning of period	$9.57		$10.05		$10.44		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.19		0.43		0.49		0.15
Net realized and unrealized gain/(loss) on investments	0.03		(0.43)		(0.37)		0.42
Total income from investment operations	0.22		–		0.12		0.57

Less distributions to common shareholders:
From net investment income	(0.21)		(0.35)		(0.48)		(0.13)
From net realized gains	–		(0.13)		(0.03)		–
Total distributions	(0.21)		(0.48)		(0.51)		(0.13)
Net Increase/(Decrease) in Net Asset Value	0.01		(0.48)		(0.39)		0.44
Net asset value ‐ end of period	$9.58		$9.57		$10.05		$10.44

Total Return(2)(3)	2.28%		0.19%		1.15%		5.73%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$38		$36		$34		$11
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.92	%(4)(5)	0.96	%(5)	1.06	%(5)	1.46	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.12	%(4)(5)	0.12	%(5)	0.11	%(5)	0.12	%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	3.88	%(4)(5)	4.46	%(5)	4.88	%(5)	3.38	%(4)(5)
Portfolio turnover rate	4%		26%		8%		0	%(6)

(1)	Calculated using average shares throughout the period.
(2)
Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.
(6)	Less than 0.5%.

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	73

Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2016 (Unaudited)		For the Year Ended May 31, 2016		For the Period October 21, 2014 (Commencement of Operations) to May 31, 2015
Net asset value ‐ beginning of period	$8.90		$9.36		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.13		0.32		0.23
Net realized and unrealized loss on investments	(0.05)		(0.52)		(0.70)
Total income/(loss) from investment operations	0.08		(0.20)		(0.47)

Less distributions to common shareholders:
From net investment income	–		(0.26)		(0.17)
Total distributions	–		(0.26)		(0.17)
Net Increase/(Decrease) in Net Asset Value	0.08		(0.46)		(0.64)
Net asset value ‐ end of period	$8.98		$8.90		$9.36

Total Return(2)(3)	0.90%		(1.96%)		(4.73%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$48		$67		$85
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.92	%(4)(5)	0.87	%(5)	0.97	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.06	%(4)(5)	0.06	%(5)	0.10	%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	2.72	%(4)(5)	3.72	%(5)	3.68	%(4)(5)
Portfolio turnover rate	7%		70%		11%

(1)	Calculated using average shares throughout the period.
(2)
Total returns would have been lower in 2015 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open‐end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor 500 Plus Fund, neither of which had commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non‐U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non‐U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non‐Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	75

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds (defined below), will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and other income producing securities and derivative instruments (including, but not limited to , spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non‐diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non‐diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information.. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Over the counter (“OTC”) traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

A three‐tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three‐tier hierarchy is summarized as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three‐tier hierarchy as of November 30, 2016:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,111,394,531	$–	$1,111,394,531
Bank Loans	–	–	27,383,543	27,383,543
Corporate Bonds	–	348,953,901	–	348,953,901
Credit Linked Notes	–	–	6,549,022	6,549,022
Short Term Investments	63,164,033	–	–	63,164,033
Total	$63,164,033	$1,460,348,432	$33,932,565	$1,557,445,030

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$3,890,807	$–	$3,890,807
Credit Default Swap Contracts	–	1,924,020	–	1,924,020
Liabilities
Forward Foreign Currency Contracts	–	(373,048)	–	(373,048)
Total	$–	$5,441,779	$–	$5,441,779

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$231,760,238	$0	$231,760,238
Bank Loans	–	16,625,690	–	16,625,690
Common/Preferred Stocks	1,713,345	195,791	–	1,909,136
Warrants	24,091	–	117,366	141,457
Short Term Security	7,855,939	–	–	7,855,939
Total	$9,593,375	$248,581,719	$117,366	$258,292,460

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$18,896	$–	$18,896
Liabilities
Forward Foreign Currency Contracts	–	(13,806)	–	(13,806)
Total	$–	$5,090	$–	$5,090

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$719,060,522	$–	$719,060,522
Corporate Bonds	–	30,007,698	–	30,007,698
Short Term Investments	8,360,189	–	–	8,360,189
Total	$8,360,189	$749,068,220	$–	$757,428,409

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$4,645,197	$–	$4,645,197
Liabilities
Forward Foreign Currency Contracts	–	(2,832,762)	–	(2,832,762)
Total	$–	$1,812,435	$–	$1,812,435

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$14,199,403	$–	$14,199,403
Short Term Investments	258,933	–	–	258,933
Total	$258,933	$14,199,403	$–	$14,458,336

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$888	$–	$888
Liabilities
Forward Foreign Currency Contracts	–	(6,290)	–	(6,290)
Total	$–	$(5,402)	$–	$(5,402)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$6,265,391	$–	$6,265,391
Asset Backed/Commercial Mortgage Backed Securities	–	2,200,181	–	2,200,181
U.S. Treasury Bonds/Notes	–	2,990,785	–	2,990,785
U.S. Government Agency Mortgage Backed Securities	–	2,962,520	–	2,962,520
Short Term Investments	1,599,985	–	–	1,599,985
Total	$1,599,985	$14,418,877	$–	$16,018,862

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open‐End Funds	$37,480,370	$–	$–	$37,480,370
Short Term Investments	296,658	–	–	296,658
Total	$37,777,028	$–	$–	$37,777,028

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$9,418	$–	$9,418
Futures Contracts	33,500	–	–	33,500
Liabilities
Forward Foreign Currency Contracts	–	(30,250)	–	(30,250)
Credit Default Swap Contracts	–	(28,640)	–	(28,640)
Futures Contracts	(131,480)	–	–	(131,480)
Total	$(97,980)	$(49,472)	$–	$(147,452)

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open‐End Funds	$47,953,747	$–	$–	$47,953,747
Short Term Investments	5,873	–	–	5,873
Total	$47,959,620	$–	$–	$47,959,620

*	For detailed Country descriptions, see accompanying Statement of Investments.
**
Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. For the period ended November 30, 2016 the Stone Harbor High Yield Bond Fund had transfers between Level 1 and 2:

	Level 1- Quoted and Unadjusted Prices		Level 2- Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$14,076	$-	-	$(14,076)
Total	$14,076	$-	$-	$(14,076)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance at May 31, 2016	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into/ (out of) Level 3	Balance at November 30, 2016	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2016
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$19,440,382	$–	$–	$(56,839)	$8,000,000	$–	$–	$27,383,543	$(56,839)
Credit Linked
Notes	25,970,744	496,133	(5,763,276)	7,548,815	–	(21,703,394)	–	6,549,022	513,128
Total	$45,411,126	$496,133	$(5,763,276)	$7,491,976	$8,000,000	$(21,703,394)	$–	$33,932,565	$456,289

Investments in Securities	Balance at May 31, 2016	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into/ (out of) Level 3	Balance at November 30, 2016	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2016
Stone Harbor High Yield Bond Fund
Bank Loans	$618,388	$301	$9	$(401)	$518,475	$(1,900)	$(1,134,872)	$–	$–
Rights	–	–	–	15,140	102,194	–	–	117,334	15,140
Warrants	–	–	–	–	32	–	–	32	–
Total	$618,388	$301	$9	$14,739	$620,701	$(1,900)	$(1,134,872)	$117,366	$15,140

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	79

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex‐dividend date. Foreign dividend income is recorded on the ex‐dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit‐linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker‐dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‐off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set‐off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti‐fraud protections of the federal securities laws.

Inflation‐Indexed Bonds: Certain Funds may invest in inflation‐indexed bonds. Inflation‐indexed bonds are fixed‐income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation‐indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation‐indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage‐Related and Other Asset‐Backed Securities: Certain Funds may invest in mortgage‐related and other asset‐backed securities. These securities include mortgage pass‐through securities, collateralized mortgage obligations, commercial mortgage‐backed securities, stripped mortgage‐backed securities, asset‐backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage‐related and other asset‐backed securities are interests in pools of loans or other receivables. Mortgage‐related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset‐backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage‐related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage‐related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non‐governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government‐Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government‐sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest‐paying securities of similar maturities.

Government‐related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government‐sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass‐through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass‐through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when‐issued,” “delayed‐delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When‐issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when‐issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when‐issued and delayed‐delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	81

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage‐backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage‐backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non‐diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher‐rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal‐only securities), interest‐only securities and fixed income securities paying non‐cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non‐U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non‐U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non‐U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non‐U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex‐date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2.  DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 1 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	83

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended November 30, 2016 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked‐to‐market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended November 30, 2016 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non‐hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended November 30, 2016. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market‐linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended November 30, 2016 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds may enter into interest rate swap agreements. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Foreign Currency Options: During the period ended November 30, 2016, the Strategic Income Fund purchased foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. Writing foreign currency options gives the counterparty the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which each Fund may invest, currency hedging opportunities may not be available.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	85

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts, credit default swaps, and future contracts on the Statements of Assets and Liabilities as of November 30, 2016:

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	$1,924,020	Unrealized depreciation on credit default swap contracts	$–
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	3,890,807	Unrealized depreciation on forward foreign currency contracts	(373,048)
Total		$5,814,827		$(373,048)

Stone Harbor High Yield Bond Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	18,896	Unrealized depreciation on forward foreign currency contracts	(13,806)
Total		$18,896		$(13,806)

Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	4,645,197	Unrealized depreciation on forward foreign currency contracts	(2,832,762)
Total		$4,645,197		$(2,832,762)

Stone Harbor Emerging Markets Corporate Debt Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	888	Unrealized depreciation on forward foreign currency contracts	(6,290)
Total		$888		$(6,290)

Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	$–	Unrealized depreciation on credit default swap contracts	$(28,640)
Interest Rate Risk (Futures Contracts)*	Unrealized appreciation on futures contracts	33,500	Unrealized depreciation on futures contracts	(131,480)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	9,418	Unrealized depreciation on forward foreign currency contracts	(30,250)
Total		$42,918		$(190,370)

*
The value presented includes cumulative gain/(loss) on open futures contracts and credit default swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of November 30, 2016.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

The foreign currency options, forward foreign currency contracts, credit default swaps, and future contracts average value during the period ended November 30, 2016 is noted below:

Fund	Purchased Option	Forward Foreign Currency Contract	Credit Default Swap Contract	Futures Contracts
Stone Harbor Emerging Markets Debt Fund	$–	$(80,743,959)	$(3,985,771)	$–
Stone Harbor High Yield Bond Fund	–	(1,537,961)	–	–
Stone Harbor Local Markets Fund	–	51,918,870	–	–
Stone Harbor Emerging Markets Corporate Debt Fund	–	(294,203)	–	–
Stone Harbor Strategic Income Fund	958	(56,432)	(125,544)	(32,583)
Stone Harbor Emerging Markets Debt Allocation Fund	–	(769,097)	–	–

The effect of forward foreign currency contracts, credit default swaps, foreign currency options, and futures contracts on the Statements of Operations for the period ended November 30, 2016:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$2,057,978	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$2,075,744
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	1,227,827	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	3,441,713
Total		$3,285,805		$5,517,457
Stone Harbor High Yield Bond Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$405,372	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(93,289)
Total		$405,372		$(93,289)

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(16,037,676)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$2,807,474
Total		$(16,037,676)		$2,807,474
Stone Harbor Emerging Markets Corporate Debt Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$45,762	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(8,700)
Total		$45,762		$(8,700)
Stone Harbor Strategic Income Fund
Currency Risk (Purchased Options)	Net realized gain/loss on investments	$(50,623)	Change in unrealized appreciation/depreciation on investments	$–
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	(79,256)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	(28,640)
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	344,512	Change in unrealized appreciation/(depreciation) on futures contracts	$(118,338)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	75,224	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(510)
Total		$289,857		$(147,488)
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(196,159)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$20,554
Total		$(196,159)		$20,554

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2016.

Offsetting of Derivatives Assets

From	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
Stone Harbor High Yield Bond Fund
Forward Foreign Currency Contracts	$18,896	$–	$18,896	$(13,806)	$–	$5,090
TOTAL	$18,896	$–	$18,896	$(13,806)	$–	$5,090
Stone Harbor Local Markets Funds
Forward Foreign Currency Contracts	$4,645,197		$4,645,197	$(1,961,156)	$(2,593,004)	$91,037
TOTAL	$4,645,197	$–	$4,645,197	$(1,961,156)	$(2,593,004)	$91,037
Stone Harbor Emerging Markets Corporate Debt Fund
Forward Foreign Currency Contracts	$888	$–	$888	$(825)	$–	$63
TOTAL	$888	$–	$888	$(825)	$–	$63
Stone Harbor Strategic Income Fund
Forward Foreign Currency Contracts	$9,418	$–	$9,418	$(9,418)	$–	$–
TOTAL	$9,418	$–	$9,418	$(9,418)	$–	$–

Offsetting of Derivatives Liabilities

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In The Statements of Assets and Liabilities		Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
Stone Harbor High Yield Bond Fund
Forward Foreign Currency Contracts	$(13,806)		$–	$(13,806)	$13,806	$–	$–
TOTAL	$(13,806)		$–	$(13,806)	$13,806	$–	$–
Stone Harbor Local Markets Funds
Forward Foreign Currency Contracts	$(2,832,762)	$		$(2,832,762)	$1,961,156	$290,000	$(581,606)
TOTAL	$(2,832,762)		$–	$(2,832,762)	$1,961,156	$290,000	$(581,606)
Stone Harbor Emerging Markets Corporate Debt Fund
Forward Foreign Currency Contracts	$6,290		$–	$6,290	$825	$–	$5,465
TOTAL	$6,290		$–	$6,290	$825	$–	$5,465
Stone Harbor Strategic Income Fund
Forward Foreign Currency Contracts	$30,250		$–	$30,250	$(9,418)	$–	$20,832
TOTAL	$30,250		$–	$30,250	$(9,418)	$–	$20,832

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the period ended May 31, 2016:

Stone Harbor Emerging Markets Debt Fund
Ordinary Income	$125,569,725
Total	$125,569,725

Stone Harbor High Yield Bond Fund
Ordinary Income	$16,172,824
Total	$16,172,824

Stone Harbor Local Markets Fund
Total	$–

Stone Harbor Emerging Markets Corporate Debt Fund
Ordinary Income	$1,499,763
Total	$1,499,763

Stone Harbor Investment Grade Fund
Ordinary Income	$329,050
Long-Term Capital Gain	21,781
Total	$350,831

Stone Harbor Strategic Income Fund
Ordinary Income	$1,268,147
Long-Term Capital Gain	489,931
Total	$1,758,078

Stone Harbor Emerging Markets Debt Allocation Fund
Ordinary Income	$2,967,695
Total	$2,967,695

As of May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income	$4,373,855
Accumulated Capital Loss	(209,408,527)
Unrealized Depreciation	(11,763,918)
Cumulative Effect of Other Timing Difference*	138,714
Total	$(216,659,876)

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$376,944
Accumulated Capital Loss	(18,622,458)
Unrealized Depreciation	(13,001,006)
Cumulative Effect of Other Timing Difference*	(98,379)
Total	$(31,344,899)

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

Stone Harbor Local Markets Fund
Accumulated Capital Loss	$(167,631,984)
Unrealized Depreciation	(186,304,040)
Cumulative Effect of Other Timing Difference*	(114,699,893)
Total	$(468,635,917)

Stone Harbor Emerging Markets Corporate Debt Fund
Undistributed Ordinary Income	$29,379
Accumulated Capital Loss	(5,062,393)
Unrealized Appreciation	80,384
Cumulative Effect of Other Timing Difference*	(3,298)
Total	$(4,955,928)

Stone Harbor Investment Grade Fund
Undistributed Ordinary Income	$62,055
Unrealized Appreciation	190,796
Total	$252,851

Stone Harbor Strategic Income Fund
Undistributed Ordinary Income	$110,391
Accumulated Capital Loss	(119,706)
Unrealized Depreciation	(2,062,000)
Cumulative Effect of Other Timing Difference*	(36)
Total	$(2,071,351)

Stone Harbor Emerging Markets Debt Allocation Fund
Undistributed Ordinary Income	$960,550
Accumulated Capital Loss	(8,678,478)
Unrealized Depreciation	(704,559)
Cumulative Effect of Other Timing Difference*	20,554
Total	$(8,401,933)

*	Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2016, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies and certain other investments. The amounts reclassified did not affect net assets.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Debt Fund	$–	$(3,233,701)	$3,233,701
Stone Harbor High Yield Bond Fund	(285)	20,734	(20,449)
Stone Harbor Local Markets Fund	(221,488,520)	(33,500,212)	254,988,732
Stone Harbor Emerging Markets Corporate Debt Fund	–	(50,152)	50,152
Stone Harbor Investment Grade Fund	–	471	(471)
Stone Harbor Strategic Income Fund	–	(181,516)	181,516
Stone Harbor Emerging Markets Debt Allocation Fund	–	6,807	(6,807)

Included in the amounts reclassified above was a net operating loss offset to paid-in capital in the amounts of:

Fund	Amount
Stone Harbor Local Markets Fund	$221,488,520

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	91

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

Capital Losses: As of May 31, 2016 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

During the year ended May 31, 2016, the Fund utilized capital loss carryforwards as follows:

Fund	Amount
Stone Harbor Emerging Markets Corporate Debt Fund	$28,170

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Debt Fund	$92,675,280	$48,570,817
Stone Harbor High Yield Bond Fund	2,478,309	7,851,485
Stone Harbor Local Markets Fund	104,690,111	40,649,837
Stone Harbor Emerging Markets Corporate Debt Fund	1,415,884	2,223,504
Stone Harbor Strategic Income Fund	30,680	89,026
Stone Harbor Emerging Markets Debt Allocation Fund	344,515	–

The following Funds elect to defer to the year ending May 31, 2017 the following capital losses recognized during the period November 1, 2015 through May 31, 2016:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$68,162,430
Stone Harbor High Yield Bond Fund	8,292,664
Stone Harbor Local Markets Fund	22,292,036
Stone Harbor Emerging Markets Corporate Debt Fund	1,423,005
Stone Harbor Emerging Markets Debt Allocation Fund	8,333,963

The following Fund elects to defer to the period ending May 31, 2017, late year ordinary losses in the amount of:

Fund	Amount
Stone Harbor Local Markets Fund	$111,664,108

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: At November 30, 2016 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$22,725,449
Gross depreciation on investments (excess of tax cost over value)	(50,479,499)
Net unrealized depreciation	$(27,754,050)
Cost of investments for income tax purposes	$1,585,199,080

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$7,043,198
Gross depreciation on investments (excess of tax cost over value)	(7,851,405)
Net unrealized depreciation	$(808,207)
Cost of investments for income tax purposes	$259,100,667

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$1,540,517
Gross depreciation on investments (excess of tax cost over value)	(171,015,581)
Net unrealized depreciation	$(169,475,064)
Cost of investments for income tax purposes	$926,903,473

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$270,626
Gross depreciation on investments (excess of tax cost over value)	(243,748)
Net unrealized appreciation	$26,878
Cost of investments for income tax purposes	$14,431,458

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$139,324
Gross depreciation on investments (excess of tax cost over value)	(292,522)
Net unrealized depreciation	$(153,198)
Cost of investments for income tax purposes	$16,172,060

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(2,101,948)
Net unrealized depreciation	$(2,101,948)
Cost of investments for income tax purposes	$39,878,976

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$1,278,334
Gross depreciation on investments (excess of tax cost over value)	(418,794)
Net unrealized appreciation	$859,540
Cost of investments for income tax purposes	$47,100,080

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2016	93

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

4. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.35%, 0.55%, and 0.70% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund, respectively.

The Adviser has contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class, and Stone Harbor Investment Grade Fund Institutional Class will not exceed 0.75%, 0.65% 1.00%, 1.00%, and 0.50%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses but exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2017 and are reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At May 31, 2016, deferred fees and expenses eligible to be recovered will expire as follows:

	2017	2018	2019	Total
Stone Harbor High Yield Bond Fund	$231,918	$65,578	$–	$297,496
Stone Harbor Emerging Markets Corporate Debt Fund	$97,636	$100,868	$112,847	$311,351
Stone Harbor Investment Grade Fund	$49,712	$120,267	$125,244	$295,223
Stone Harbor Strategic Income Fund	$61,917	$248,095	$290,586	$600,598
Stone Harbor Debt Allocation Fund	N/A	$379,648	$734,211	$1,113,859

5. INVESTMENTS

For the period ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and U.S. Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$927,921,213	$933,417,259
Stone Harbor High Yield Bond Fund	88,794,512	85,640,265
Stone Harbor Local Markets Fund	566,520,624	573,085,767
Stone Harbor Emerging Markets Corporate Debt Fund	5,396,753	7,419,589
Stone Harbor Investment Grade Fund	3,480,578	1,934,800
Stone Harbor Strategic Income Fund	3,142,987	1,575,429
Stone Harbor Emerging Markets Debt Allocation Fund	4,739,144	25,353,629

For the period ended November 30, 2016 the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations were as follows:

	Purchases	Sales
Stone Harbor Investment Grade Fund	$447,146	$451,496

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

6. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended November 30, 2016 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Share Balance June 1, 2016	Purchases	Sales	Share Balance November 30, 2016	Dividend Income	Realized Loss	Fair Value November 30, 2016
Stone Harbor Emerging Markets Debt Fund	749,205	68,671	53,295	764,581	$245,790	$(26,623)	$7,684,039
Stone Harbor High Yield Bond Fund	1,602,382	147,684	56,299	1,693,767	364,764	(74,208)	13,651,762
Stone Harbor Investment Grade Fund	1,517,054	114,931	55,367	1,576,618	156,433	(14,829)	16,144,569
	3,868,641	331,286	164,961	4,034,966	$766,987	$(115,660)	$37,480,370

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Share Balance June 1, 2016	Purchases	Sales	Share Balance November 30, 2016	Dividend Income	Realized Gain	Fair Value November 30, 2016
Stone Harbor Emerging Markets Debt Fund	3,307,937	157,875	1,227,879	2,237,933	$910,484	$555,507	$22,491,228
Stone Harbor Local Markets Fund	4,386,315	366,500	1,471,563	3,281,252	-	8,021	25,462,519
	7,694,252	524,375	2,699,442	5,519,185	$910,484	$563,528	$47,953,747

7. SHARES OF BENEFICIAL INTEREST

At November 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each  class  bears certain direct expenses, including  those specifically related to the  distribution  of  its  shares.  Transactions  in  shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

8. BENEFICIAL OWNERSHIP

As of November 30, 2016 IMF Retired Staff Benefits owned beneficially 34.82% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 52.49% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, the Stone Harbor Strategic Income Fund owned beneficially 99.93% of the Stone Harbor Investment Grade Fund’s outstanding shares and an individual shareholder owned 58.73% of the Stone Harbor Strategic Income Fund’s outstanding shares and two separate shareholders held 28.41% and 26.99% of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2016 (Unaudited)

10. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) paid each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

11. SUBSEQUENT EVENTS

The inception date of the Stone Harbor Plus 500 Fund was January 19, 2017.

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Stone Harbor Investment Funds	Additional Information

November 30, 2016 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

BENCHMARK DESCRIPTIONS

Index	Description
J.P. Morgan EMBI Global Diversified
The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Citigroup High Yield Market Capped
The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues and capping the par value of individual issuers at US $15 billion par amount outstanding. The index is a total rate of return index which captures the performance of below investment grade debt issued by corporations domiciled in the United States or Canada.

J.P. Morgan GBI-EM Global Diversified
The J.P. Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

J.P. Morgan CEMBI Broad Diversified
The J.P. Morgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

Bloomberg Barclays U.S. Aggregate Index
The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays Global Credit Index (Hedged USD)
Bloomberg Barclays Global Credit Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.

DEFINITIONS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a  credit rating  by  Standard  and  Poor’s is  listed  as  “not  rated”.  For  additional  information  please  go  to  the Understanding  Ratings  section at www.standardpoors.com.

Alpha – A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

Basis Point – A unit equal to one hundredth of a percentage point.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

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Stone Harbor Investment Funds	Additional Information

November 30, 2016 (Unaudited)

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

High Yield Spread – The percentage difference in current yields of high-yield bonds compared to investment grade corporate bonds.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread – The difference between the bid and ask price of a security or asset.

Venezuela Sub Index – Venezuela sovereign debt that is included in the JPM EMBI Global Diversified.

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Stone Harbor Investment Funds	Trustees & Officers

November 30, 2016 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES
Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupatio(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942	Chairman of the Audit Committee; Trustee	Since June 21, 2007	Columbia University - Associate Professor, 2000-Present; Consultant, 1991-Present.	11
Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-  Strategy Fund, Man FRM Alternative Multi-Strategy Fund, Excelsior Private Markets Fund II, Excelsior Private Markets Fund III, Excelsior Venture Partners III, UST Global Private Markets, and NB CrossRoads Private Markets Fund.

Heath B. McLendon 1933	Trustee	Since June 21, 2007	Retired since 2006; formerly Citigroup - Chairman of Equity Research Oversight Committee	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund
Patrick Sheehan 1947	Trustee	Since June 21, 2007	Retired since 2002; formerly, Citigroup Asset Management- Managing Director and Fixed Income Portfolio Manager.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund

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Stone Harbor Investment Funds	Trustees & Officers

November 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES (continued)
Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Glenn Marchak 1956	Trustee	Since April 2, 2015	Consultant and Private Investor.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca 1956	Trustee	Since October 19, 2016	Trustee, the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present); Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds

INTERESTED TRUSTEE
Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953	Chairman and Trustee	Since October 17, 2012	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund

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Stone Harbor Investment Funds	Trustees & Officers

November 30, 2016 (Unaudited)

OFFICERS
Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since June 21, 2007
Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Since June 21, 2007
Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.

Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since April 16, 2014
Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.

Amanda Suss 1969	Treasurer	Since April 16, 2014
Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.

Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since June 21, 2007
Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.

Vilma V. DeVooght 1977	Assistant Secretary	Since January 21, 2015	Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011; Secretary Centaur Funds.
Erich Rettinger 1985	Assistant Treasurer	Since October 19, 2016	Fund Controller, since 2013, and Fund Accountant, 2007 to 2013, ALPS Fund Services, Inc.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser
(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)
The term “Fund Complex” as used in this table includes each Fund of the Trust, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Adviser.

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INVESTMENT ADVISER
Stone Harbor Investment Partners LP
31 W. 52nd Street 16th Floor
New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

CUSTODIAN
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210

LEGAL COUNSEL
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the  shareholders of the Funds. The report is not authorized for distribution to prospective  investors in the Funds unless preceded or accompanied by a prospectus. Investors  should carefully consider the investment objectives, risks, charges, and expenses of  a Fund, which are described in its prospectus. For this and other information or to  request a prospectus or summary prospectus, call 1-866-699-8125 toll free. Please  read the prospectus carefully before investing. The Funds’ Statement of Additional  Information contains additional information about the Funds’ Trustees and is available  without charge upon request by calling 1-866-699-8125.

SHF000841  exp. 1/29/2018

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 9, 2017

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

Date:	February 9, 2017